UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09025

New Covenant Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-835-4531

Date of fiscal year end: June 30, 2016

Date of reporting period: June 30, 2016

Item 1.	Reports to Stockholders.

June 30, 2016 ANNUAL REPORT

New Covenant Funds

➤ New Covenant Growth Fund
➤ New Covenant Income Fund
➤ New Covenant Balanced Growth Fund
➤ New Covenant Balanced Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the ‘‘Commission’’) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-835-4531; and (ii) on the Commission’s website at http://www.sec.gov.

NEW COVENANT FUNDS — JUNE 30, 2016 (Unaudited)

To Our Shareholders:

The Funds’ fiscal year — July 1, 2015 through June 30, 2016 — was notable for several key themes: energy-sector volatility spread to other areas of the market amid continued oil-price weakness, followed by a partial recovery; major central-bank policies diverged, with the Federal Reserve (Fed) commencing rate increases while the European Central Bank (ECB), Bank of Japan (BOJ) and People’s Bank of China (PBOC) deepened their commitments to monetary accommodation; and, as a result of the diverging policies, major developed-market sovereign-bond yields continued to fall, with some edging into negative-rate territory. A vote (Brexit) by U.K. citizens in favor of leaving the European Union (EU) took place with roughly a week left in the reporting period, briefly upending global financial markets and presenting major questions about how the relationship will be dissolved.

Geopolitical events

Severe unrest continued in certain areas of the Middle East, driven by the sometimes-opposing and sometimes-overlapping interests of Islamic State, the Syrian regime, Syrian nationalists, Kurdish forces and the Iraqi military. Regional superpowers Iran, Saudi Arabia and Turkey also applied varying degrees of indirect influence. Broader involvement escalated, with Russia’s airpower commitment in early fall and a redoubled coalition of Western powers targeting Islamic State after a series of attacks by religious extremists across the globe. A U.S.-Russia-brokered ceasefire between the Syrian regime and nationalist rebels (excluding Islamic State and other terrorist groups) came into effect during late February, maintaining a questionable hold through the end of the reporting period. Iraqi forces, supported by U.S. air and ground resources, began to make notable progress in reversing Islamic State gains as the end of the reporting period approached; at the same time, incidences of terrorism appeared to increase in Africa, Asia, Europe, the Middle East and North America. While the conflict that originated in Syria and Iraq appears to have influenced destabilizing events elsewhere around the globe, and taken a terrible human toll, it has not had a significant impact on global markets or the economy at this point.

It will be interesting, however, to see the ultimate effects of the ensuing Syrian migrant crisis on the European Union (EU). Immigration served as one of the key points of contention leading up to Great Britain’s EU referendum, which resulted in a vote to leave the EU just before the end of the reporting period. U.K. Prime Minister David Cameron tendered his resignation as a result, and a litany of questions entered the public dialogue on topics ranging from when the government would commence the formal withdrawal process, to how negotiations would fare regarding trade agreements, and the likelihood that immigration goals espoused by the Leave campaign would come to pass.

Immigration-driven ballot-box uncertainty has also taken center stage in the U.S. presidential election, where the leading primary candidates of the two major political parties were essentially positioned to clinch their nominations at the end of the reporting period.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which persisted for the first two-thirds of the reporting period, remained primarily attributable to oversupply: members of the Organization of Petroleum Exporting Countries failed to agree on production cuts; U.S. Congress approved the restoration of oil exports in mid-December; and Iran’s multilateral agreement on the scope of its nuclear program paved the way for its post-sanction return as a major low-cost oil supplier. The International Energy Agency, however, projected a return to supply-demand balance in 2017.

Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the fiscal year. Food shortages and a breakdown of the rule of law appeared to worsen as the reporting period concluded, despite a partial rebound in the price of oil. Brazil’s prospects also paled during the reporting period, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders — culminating in the impeachment of President Dilma Rousseff.

Economic performance

U.S. economic growth in the second quarter of 2015 bordered on impressive, due in large part to strong consumer activity. The pace of growth essentially halved during the third quarter amid slow sales and lackluster export activity. Fourth-quarter growth decelerated further, as industrial production and manufacturing came under pressure from the effects of U.S. dollar strength. Growth during the first quarter of 2016 slowed more still; although business activity improved toward the end of the quarter and early in the second quarter. Retail sales and consumer spending surged in April 2016, foreshadowing a potential rebound in second-quarter economic growth. At the end of the reporting

New Covenant Funds / Annual Report / June 30, 2016	1

NEW COVENANT FUNDS — JUNE 30, 2016 (Unaudited) (Continued)

period, the Federal Reserve Bank of Atlanta projected second-quarter economic growth would roughly double the first quarter’s pace; while welcomed, it falls far short of the growth rate achieved during the second quarter of 2015. The labor market improved consistently for most of the fiscal year, with the unemployment rate declining from 5.3% in July 2015 to 4.9% in June 2016. Average hourly earnings and real personal incomes gained with relative steadiness, bouncing around a rough mean of about 0.2% per month over the reporting period. The Fed raised its target interest rate in mid-December for the first time since 2006, leaving behind a near-zero rate that had been in place since late 2008.

Europe maintained steady, if modest, economic expansion during the second, third and fourth quarters of 2015, with an uptick in the growth rate during the first quarter of 2016. The ECB’s expansion of its asset-purchase program and introduction of a negative deposit rate in early 2015 (prior to the start of the Funds’ fiscal year) was followed during the reporting period by a deeper foray into negative-rate territory and additional asset-purchase commitments. The eurozone contended with negotiations at the beginning of the reporting period regarding the restructuring of Greek public-debt obligations, which pitted Greece’s ruling Syriza Party against other euro-member states, the ECB and the International Monetary Fund. A new round of discussions on Greek debt relief occurred toward the end of the reporting period, but with less conflict among parties. As the end of the fiscal year approached, U.K. economic data increasingly depicted moderating conditions or outright slowdown amid uncertainty caused by the looming Brexit vote.

In the Asia-Pacific region, Japan’s economy swung between advances and declines during the fiscal year, beginning with a small contraction in gross domestic product (GDP) during the second quarter of 2015. Modest growth during the third quarter was followed by a fourth-quarter contraction, and then a return to expansion during the first quarter of 2016. The yen remained in a relatively narrow range compared to the U.S. dollar during most of the reporting period, then strengthened substantially starting at the end of 2015. A renewed surge in yen value relative to other major currencies was one of the more notable post-Brexit outcomes, despite expansions during the period to the BOJ’s asset-purchase program and the adoption of a negative benchmark interest rate. China, meanwhile, experienced steadily declining growth, albeit from levels considerably higher than most other economies. The PBOC loosened its monetary-policy stance, reducing benchmark interest rates and bank-reserve requirements at multiple points during the reporting period. The government’s decision to peg its currency (the renminbi) to a basket of currencies instead of just the U.S. dollar, along with the decline of the renminbi against the U.S. dollar during the third quarter of 2015, had significant global repercussions — especially given the implications for a potential rebalancing of global trade and uncertainty about potential future actions.

Market developments

Risk assets were treading water at the start of the fiscal year after spending June 2015 (immediately prior to the start of the reporting period) in a downtrend that originated with deep losses on China’s mainland stock exchanges. More severe declines in late summer, when China moderately devalued its currency, were followed by a partial recovery through October. As 2015 came to a close, the questionable health of U.S. energy companies (which was caused by a persistent, multi-year oil-price decline) raised concerns among high-yield bond investors. This resulted in a selloff that likely discouraged investor risk appetite, keeping a lid on performance at year end and into the new year.

The beginning of 2016 was marked by a global flight to quality, benefitting safe-haven assets at the expense of risk assets. A trend reversal took place in mid-February, with risk assets rallying into April, followed by mixed performance until late June. The price of oil, and commodities in general, also advanced sharply from mid-February into June. Brexit caused a major spike in global stock-market volatility, yields were driven downward to record levels on perceived safe-haven investments like developed-market government bonds, and the currencies at the center of the developments — sterling and the euro — weakened substantially relative to the U.S. dollar and Japanese yen. Most of the stock-market losses, however, were recovered within a week’s time as the reporting period drew to a close.

The U.S. dollar ended the fiscal year less than 1% higher against a trade-weighted basket of major currencies, having been as much as 6.5% higher in late January, and 2.5% lower in early May.

First-quarter 2016 earnings declined for companies in the S&P 500 Index; although a majority fared better than analysts’ late-quarter average estimates. The consumer discretionary sector fared best, reporting earnings growth approaching 20% year over year; the energy sector lagged, reporting an aggregate year-over-year loss of about 7%. Analysts forecast another decline in earnings for second-quarter 2016, and estimates of the shortfall continued to deepen through the end of the fiscal year.

2	New Covenant Funds / Annual Report / June 30, 2016

For the full reporting period, the MSCI All-Country World Index, a proxy for global equities, fell 3.73% in U.S. dollar terms. The MSCI All-Country World ex U.S. Index fell by 10.24%, considerably sharper than the decline of its U.S.-inclusive counterpart. Emerging-market equity returns were more negative in U.S. dollar terms, with the MSCI Emerging Markets Index falling by 12.05%.

U.S. equity returns were modestly positive; the S&P 500 Index returned 3.99% during the fiscal year. U.S. large caps (represented by the Russell 1000 Index) continued to outpace small caps (represented by the Russell 2000 Index), returning 2.93% and -6.73%, respectively. The persistence of U.S. large-cap outperformance relative to other equities has been remarkable — both within the U.S. and internationally — with returns topping not just small caps, but also emerging markets, Europe, Japan and the global stock market when annualized over one, three, five and ten years through the end of the reporting period. The extended stretch of U.S. large-cap outperformance has coincided with a challenging environment for active U.S. large-cap strategies; conversely, active managers have fared much better in benchmark-relative terms within international and emerging-market equity strategies.

Defensive and less-cyclically sensitive equity sectors (which typically exhibit lower volatility in challenging market environments compared to cyclically sensitive sectors) fared relatively well. Utilities, consumer staples and telecommunications were the top-performing sectors in the U.S. and globally, while energy, materials and financials suffered the steepest declines.

Global fixed income, as measured by the Barclays Global Aggregate Bond Index, advanced 8.87% in U.S. dollar terms during the fiscal year. Interest rates generally declined during the reporting period, as major central banks outside of the U.S. guided benchmark rates downward (into negative territory in some cases) and expanded their asset-purchase programs.

U.S. Treasurys generally performed well as the yield curve flattened (bond yields move inversely to prices) and rates fell across most maturities, with only the yields on Treasurys with maturities shorter than two years increasing during the full reporting period.

U.S. investment-grade corporate debt performed well, and the high-yield market was modestly positive. The BofA Merrill Lynch US High Yield Constrained Index increased by 1.74% during the full fiscal year, although a sharp advance beginning in mid-February eliminated a double-digit decline by the end of the reporting period. Mortgage- and asset-backed securities also delivered positive returns during the reporting period.

Emerging-market debt delivered mixed gains. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, increased by 2.24% in U.S. dollar terms during the reporting period, bolstered by an impressive late-period rally as U.S. dollar strength waned. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), advanced by 9.79%.

A combination of subdued inflation and dollar strength began to ease in the latter part of the reporting period, reducing headwinds to the performance of inflation-sensitive assets such as Treasury inflation-protected securities and commodities. The latter declined by 15% over the Funds’ fiscal year, according to the TR/CC CRB Commodities Total Return Index, but dropped by almost 32% as recently as mid-February before staging a steep partial recovery.

Our view

The U.K.’s vote to leave the EU is a major political and economic event that will likely weigh on international financial markets, not just for weeks and months, but perhaps for years. The leap into the unknown will likely depress economic growth as business spending freezes until some clarity re-emerges on the country’s trading relationships. Sterling’s plunge immediately following the Leave vote, however, should provide a much-needed offset to the mostly negative impact of all the uncertainty, as U.K. exporters find themselves in a more competitive position.

Britain’s growth prospects were decent prior to Brexit; by contrast, continental Europe was already struggling to improve. Of the many economic imbalances that exist in the world, among the greatest is the huge trade surplus run by the eurozone. In the aftermath of the Leave vote, nationalist parties in various countries are lobbying for their own referendums on continued membership in the EU, which adds to the uncertainty facing investors. The ability of the

New Covenant Funds / Annual Report / June 30, 2016	3

NEW COVENANT FUNDS — JUNE 30, 2016 (Unaudited) (Concluded)

equity market to bounce back from the immediate shock is heartening, but it is hard to draw firm conclusions on how disruptive Brexit will be on future EU and eurozone economic activity. The fragility of the recovery going into this crisis is a matter of deep concern.

The U.S. has remained resilient despite numerous shocks over the past seven years, and we expect this resilience will once again be on display following the U.K. vote. May’s employment figure was the weakest since 2010, but other labor-market data are not quite as downbeat. Job openings remain in a solid uptrend, rising well beyond the previous cycle’s peak in mid-2007. The first hints of wage pressure have appeared, with a moderate acceleration in wages and total labor compensation apparent on a year-over-year basis. As corporate margins get squeezed by the pick-up in labor costs, the pressure to raise prices will likely intensify.

This puts the Fed in something of a quandary, since the Brexit shock has seemingly upended any possibility of a near-term rise in the funds rate. Market-implied expectations for the next policy-rate move have been pushed out to late 2017; in fact, futures traders have priced in the mild possibility of a rate cut in the near term. Yet, we admit to a growing uneasiness that the central bank may be a falling behind the inflation curve.

We understand that the still-soggy global economy and the shock delivered by the U.K. vote argue for a very cautious process of interest-rate normalization. But if the upward trend in labor costs is sustained, a more aggressive response by the U.S. central bank eventually will be justified.

In the months immediately ahead, investors’ attention will be focused on the U.S. presidential election. Investors need to be prepared for a bit of volatility in the coming months, since the uncertainty level has been ratcheted upward, and will likely remain elevated between now and the election. For now, we lean toward the optimistic side, mainly because U.S. economic and financial fundamentals appear relatively healthy.

One of the more surprising market responses to the Brexit vote is the sharp appreciation of the Japanese yen. This is the last thing that the country needs, since an ultra-strong currency exacerbates downward pressure on inflation. Corporate earnings have begun to roll over in response to the currency’s appreciation. As Japanese yields sink further into negative territory across the curve, we wonder what measures the BOJ will introduce next, since the most recent interest rate moves have failed to weaken the currency or boost the economy.

Investor fears earlier this year of an imminent Chinese debt and currency meltdown have receded. China’s economy mostly appears to be treading water, much like the rest of the world. The government continues to encourage growth fuelled by additional debt, prop up state-owned enterprises and allow its currency to fall. Economic and financial reforms are proceeding, but at an erratic pace. Chinese equities have not shown much spark, however, despite the risk-on environment for emerging-market assets that began in late January.

Globally, the points of general consistency in our investment outlook and positioning are that stability and momentum appear expensive within equities, and that fixed-income managers favor credit at the expense of interest-rate duration.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

William T. Lawrence, CFA

Managing Director, Portfolio Management Team

4	New Covenant Funds / Annual Report / June 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JUNE 30, 2016 (Unaudited)

New Covenant Growth Fund

I. Objective

The New Covenant Growth Fund’s (the “Fund”) investment objective is long-term capital appreciation. Dividend income, if any, will be incidental.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of June 30, 2016: BlackRock Investment Management, LLC, Brandywine Global Investment Management Company LLC, Coho Partners, Ltd., Parametric Portfolio Associates LLC, and Waddell & Reed Investment Management Company. Coho Partners, Ltd. was added in July of 2015.

III. Return vs. Benchmark

For the one-year period ending June 30, 2016, the Fund returned -3.68% and the Russell 1000 Index returned 2.93%.

IV. Fund Attribution

Market expectations of an improving domestic economy and the Federal Reserve’s (Fed) managed transition from an easing mindset derailed in August as concerns about oil prices, energy stocks, high-yield bonds and emerging markets came to the forefront for investors. This led to a short-lived market correction, during which losses were more pronounced within energy and cyclical sectors, smaller-cap companies and non-U.S. names.

Most of the losses were recovered by early November, as data — including an impressive U.S. jobs report — indicated the domestic economy was improving. This gave way to a modest Fed funds rate hike in December and, as the shareholder letter addressed, set a backdrop of monetary policy differences between the U.S. and other major developed nations that remained on an easing track. This divergence led to strong appreciation of the U.S. dollar versus other currencies, which further exacerbated weakness among non-U.S. investments from a U.S. investor perspective.

High-yield bond market spreads widened again in late November due to concerns about energy companies and emerging markets. As noted in the shareholder letter, investor preference turned back to safety-based assets in both fixed income and equities during December and January. By early February, riskier out-of-favor investments regained momentum and clawed back most of their recent losses on the hopes that the worst had past.

Fund performance struggled due to a combination of forward-looking allocations and traditional stock selection, especially from our value-oriented specialist manager. Sector allocation detracted primarily due to an underweight to the utilities sector during an environment in which safety and stability were favored. All Fund managers were underweight utilities not only for the time period, but also strategically in terms of their respective philosophies. Losses were greater from a stylistic perspective, where forward mean-reverting value strategies (buying inexpensive companies as measured by price-to-earnings or price-to-cash flow ratios, for example) were strongly disfavored. This trend was highly correlated to the declines in oil and energy prices, and continued through the end of the period in response to Brexit and other global growth worries. By contrast, pure safety measures (such as exposure to dividend yield and lower trailing stock volatility) had one of their strongest performances on record.

These crosswinds within the market created an environment that was difficult for Brandywine, our value specialist. The angst about future growth prospects as well as declining sell-side earnings also presented headwinds for Waddell and Blackrock, which trade more on growth prospects. Coho, our defensive specialist that was hired during the period, benefitted from systematic tailwinds, but not by enough to compensate for the underperformance of other managers. Selection outside of these value-oriented headwinds was also negative, particularly within the pharmaceuticals portion of healthcare, and also within diversified financials and the automobile industry.

AVERAGE ANNUAL TOTAL RETURN [1,2]
		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
New Covenant Growth Fund	-3.68%	8.37%	8.28%	4.99%	5.62%
Russell 1000 Index	2.93%	11.48%	11.88%	7.51%	9.38%
MSCI All Country World ex-U.S. Index	-10.24%	1.16%	0.10%	1.87%	4.36%
Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index	0.19%	9.38%	9.48%	6.42%	8.47%

New Covenant Funds / Annual Report / June 30, 2016	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JUNE 30, 2016 (Unaudited)

New Covenant Growth Fund (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Growth Fund, versus the Russell 1000 Index, MSCI All Country World ex-U.S. Index and Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index.

1	For the years ended June 30, 2016. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.
2	This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 80/20 Blended Benchmark, which consists of the Russell 1000 Index and the MSCI All Country World ex-U.S. Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

6	New Covenant Funds / Annual Report / June 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JUNE 30, 2016 (Unaudited)

New Covenant Income Fund

I. Objective

The New Covenant Income Fund’s (the “Fund”) investment objective is a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of June 30, 2016: Income Research & Management, Western Asset Management Company and Western Asset Management Company Limited. Income Research & Management was added and J.P. Morgan Investment Management Inc. was removed in January of 2016.

III. Return vs. Benchmark

For the one-year period ending June 30, 2016, the Fund returned 4.00% and the Barclays U.S. Intermediate Aggregate Bond Index returned 4.36%.

IV. Fund Attribution

U.S. Treasury yields were volatile during the fiscal year, with short-term yields rising and long-term yields declining as noted in the shareholder letter, resulting in generally positive returns for bonds. Returns were positive for non-Treasurys, including asset-backed, commercial-mortgage securities and agency-mortgage bonds, which all outperformed comparable duration-neutral U.S. Treasurys. While corporate bonds as a whole underperformed comparable Treasurys, the utilities and financials sub-sectors outperformed, while industrial bonds underperformed given the decline in commodity prices.

The Fund provided a positive return as interest rates generally declined over the period. The Fund’s underweight to U.S. Treasurys detracted, as that sector outperformed investment-grade credit as credit spreads widened in the period, although overweights to the financials and utilities sub-sectors added to relative performance. An overweight to mortgage-backed securities (MBS), specifically non-agency MBS, contributed to relative performance, while selection within agency MBS detracted. Overweights to asset-backed securities (ABS) and commercial MBS, as well as selection within the latter with an emphasis on senior securities, also benefitted relative performance over the fiscal year. Additionally, yield-curve positioning contributed to relative performance with an overweight to 30-year bonds and an underweight to two-year bonds. Western Asset Management’s duration and yield curve posture detracted, while positions in non-agency MBS and ABS contributed. JP Morgan (which was removed from the Fund in January) underperformed due to MBS security selection. Income Research & Management (which was added to the Fund in January) benefited from an overweight to and selection within commercial MBS.

The Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Income Fund	4.00%	2.92%	2.71%	2.85%	2.78%
Barclays U.S. Intermediate Aggregate Bond Index	4.36%	3.24%	2.96%	4.66%	6.26%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Income Fund, versus the Barclays U.S. Intermediate Aggregate Bond Index.

New Covenant Funds / Annual Report / June 30, 2016	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JUNE 30, 2016 (Unaudited)

New Covenant Income Fund (Concluded)

1	For the years ended June 30, 2016. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

8	New Covenant Funds / Annual Report / June 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JUNE 30, 2016 (Unaudited)

New Covenant Balanced Growth Fund

I. Objective

The New Covenant Balanced Growth Fund’s (the “Fund”) investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets, in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Growth Fund. Between 45% and 75% of the Fund’s net assets (with a neutral position of approximately 60% of the Fund’s net assets) are invested in shares of the Growth Fund, with the balance of its assets invested in shares of the Income Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2016, the Fund returned -0.50% and the Russell 1000 Index returned 2.93%.

IV. Fund Attribution

Both equities and fixed income provided positive returns over the period. For equities, market expectations of an improving domestic economy and the Federal Reserve’s (Fed) managed transition from an easing mindset derailed in August as concerns about oil prices, energy stocks, high-yield bonds and emerging markets came to the forefront for investors. This led to a short-lived market correction, during which losses were more pronounced within energy and cyclical sectors, smaller-cap companies and non-U.S. names.

Most of the losses were recovered by early November, as data — including an impressive U.S. jobs report — indicated the domestic economy was improving. This gave way to a modest Fed funds rate hike in December and, as the shareholder letter addressed, set a backdrop of monetary policy differences between the U.S. and other major developed nations that remained on an easing track. This divergence led to strong appreciation of the U.S. dollar versus other currencies, which further exacerbated weakness among non-U.S. investments from a U.S. investor perspective.

High-yield bond market spreads widened again in late November due to concerns about energy companies and emerging markets. As noted in the shareholder letter, investor preference turned back to safety-based assets in both fixed income and equities during December and January. By early February, riskier out-of-favor investments regained momentum and clawed back most of their recent losses on the hopes that the worst had past.

U.S. Treasury yields were volatile during the fiscal year, with short-term yields rising and long-term yields declining as noted in the shareholder letter, resulting in generally positive returns for bonds. Returns were positive for non-Treasurys, including asset-backed, commercial-mortgage securities and agency-mortgage bonds, which all outperformed comparable duration-neutral U.S. Treasurys. While corporate bonds as a whole underperformed comparable Treasurys, the utilities and financials sub-sectors outperformed, while industrial bonds underperformed given the decline in commodity prices.

In the Growth Fund, performance struggled due to a combination of forward-looking allocations and traditional stock selection. Sector allocation detracted primarily due to an underweight to the utilities sector during an environment in which safety and stability were favored. All Growth Fund managers were underweight utilities not only for the time period, but also strategically in terms of their respective philosophies. Losses were greater from a stylistic perspective, where forward mean-reverting value strategies (buying inexpensive companies as measured by price-to-earnings or price-to-cash flow ratios, for example) were strongly disfavored. This trend was highly correlated to the declines in oil and energy prices, and continued through the end of the period in response to Brexit and other global growth worries. By contrast, pure safety measures (such as exposure to dividend yield and lower trailing stock volatility) had one of their strongest performances on record. Selection outside of these value-orientated headwinds was also negative, particularly within the pharmaceuticals portion of healthcare, and also within diversified financials and the automobile industry.

The Income Fund provided a positive return as interest rates generally declined over the period. The Income Fund’s underweight to U.S. Treasurys detracted, as that sector outperformed investment-grade credit as credit spreads widened in the period, although overweights

New Covenant Funds / Annual Report / June 30, 2016	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JUNE 30, 2016 (Unaudited)

New Covenant Balanced Growth Fund (Concluded)

to the financials and utilities sub-sectors added to relative performance. An overweight to mortgage-backed securities (MBS), specifically non-agency MBS, contributed to relative performance, while selection within agency MBS detracted. Overweights to asset-backed securities (ABS) and commercial MBS, as well as selection within the latter with an emphasis on senior securities, also benefitted relative performance over the fiscal year. Additionally, yield-curve positioning contributed to relative performance with an overweight to 30-year bonds and an underweight to two-year bonds.

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1,2]

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

New Covenant Balanced Growth Fund	-0.50%	6.25%	6.09%	4.29%	4.88%

Russell 1000 Index	2.93%	11.48%	11.88%	7.51%	9.94%

Barclays U.S. Intermediate Aggregate Bond Index	4.36%	3.24%	2.96%	4.66%	6.27%

Blended 60% Russell 1000 Index/40% Barclays U.S. Intermediate Aggregate Bond Index	3.76%	8.28%	8.43%	6.68%	8.74%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Growth Fund, versus the Russell 1000 Index, Barclays U.S. Intermediate Aggregate Bond Index and Blended 60% Russell 1000 Index/40% Barclays U.S. Intermediate Aggregate Bond Index.

1	For the years ended June 30, 2016. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.
2	This table compares the Fund’s average annual total returns to those of a broad based index and the Fund’s 60/40 Blended Benchmark, which consists of the Russell 1000 Index and the Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

10	New Covenant Funds / Annual Report / June 30, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JUNE 30, 2016 (Unaudited)

New Covenant Balanced Income Fund

I. Objective

The New Covenant Balanced Income Fund’s (the “Fund”) investment objective is to produce current income and long-term growth of capital.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets, in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Income Fund. Between fifty percent and seventy-five percent of the Fund’s net assets (with a neutral position of approximately 65%) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Growth Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2016, the Fund returned 1.41% and the Russell 1000 Index returned 2.93%.

IV. Fund Attribution

Both equities and fixed income provided positive returns over the period. U.S. Treasury yields were volatile during the fiscal year, with short-term yields rising and long-term yields declining as noted in the shareholder letter, resulting in generally positive returns for bonds. Returns were positive for non-Treasurys, including asset-backed, commercial-mortgage securities and agency-mortgage bonds, which all outperformed comparable duration-neutral U.S. Treasurys. While corporate bonds as a whole underperformed comparable Treasurys, the utilities and financials sub-sectors outperformed, while industrial bonds underperformed given the decline in commodity prices.

For equities, market expectations of an improving domestic economy and the Federal Reserve’s (Fed) managed transition from an easing mindset derailed in August as concerns about oil prices, energy stocks, high-yield bonds and emerging markets came to the forefront for investors. This led to a short-lived market correction, during which losses were more pronounced within energy and cyclical sectors, smaller-cap companies and non-U.S. names.

Most of the losses were recovered by early November, as data — including an impressive U.S. jobs report — indicated the domestic economy was improving. This gave way to a modest Fed funds rate hike in December and, as the shareholder letter addressed, set a backdrop of monetary policy differences between the U.S. and other major developed nations that remained on an easing track. This divergence led to strong appreciation of the U.S. dollar versus other currencies, which further exacerbated weakness among non-U.S. investments from a U.S. investor perspective.

High-yield bond market spreads widened again in late November due to concerns about energy companies and emerging markets. As noted in the shareholder letter, investor preference turned back to safety-based assets in both fixed income and equities during December and January. By early February, riskier out-of-favor investments regained momentum and clawed back most of their recent losses on the hopes that the worst had past.

The Income Fund provided a positive return as interest rates generally declined over the period. The Income Fund’s underweight to U.S. Treasurys detracted, as that sector outperformed investment-grade credit as credit spreads widened in the period, although overweights to the financials and utilities sub-sectors added to relative performance. An overweight to mortgage-backed securities (MBS), specifically non-agency MBS, contributed to relative performance, while selection within agency MBS detracted. Overweights to asset-backed securities (ABS) and commercial MBS, as well as selection within the latter with an emphasis on senior securities, also benefitted relative performance over the fiscal year. Additionally, yield-curve positioning contributed to relative performance with an overweight to 30-year bonds and an underweight to two-year bonds.

In the Growth Fund, performance struggled due to a combination of forward-looking allocations and traditional stock selection. Sector allocation detracted primarily due to an underweight to the utilities sector during an environment in which safety and stability were favored. All Growth Fund managers were underweight utilities not only for the time period, but also strategically in terms of their respective philosophies. Losses were greater from a stylistic perspective, where forward mean-reverting value strategies (buying inexpensive companies as measured by price-to-earnings or price-to-cash flow ratios, for example) were strongly disfavored.

New Covenant Funds / Annual Report / June 30, 2016	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

JUNE 30, 2016 (Unaudited)

New Covenant Balanced Income Fund (Concluded)

This trend was highly correlated to the declines in oil and energy prices, and continued through the end of the period in response to Brexit and other global growth worries. By contrast, pure safety measures (such as exposure to dividend yield and lower trailing stock volatility) had one of their strongest performances on record. Selection outside of these value-orientated headwinds was also negative, particularly within the pharmaceuticals portion of healthcare, and also within diversified financials and the automobile industry.

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Income Fund	1.41%	4.81%	4.64%	3.66%	3.88%
Russell 1000 Index	2.93%	11.48%	11.88%	7.51%	9.38%
Barclays U.S. Intermediate Aggregate Bond Index	4.36%	3.24%	2.96%	4.66%	6.07%
Blended 35% Russell 1000 Index/65% Barclays U.S. Intermediate Aggregate Bond Index	4.10%	6.21%	6.20%	5.95%	7.48%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Income Fund, versus the Russell 1000 Index, Barclays U.S. Intermediate Aggregate Bond Index and Blended 35% Russell 1000 Index/65% Barclays U.S. Intermediate Aggregate Bond Index.

1	For the years ended June 30, 2016. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.
2	This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 35/65 Blended Benchmark, which consists of the Russell 1000 Index and the Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

12	New Covenant Funds / Annual Report / June 30, 2016

SCHEDULE OF INVESTMENTS

June 30, 2016

New Covenant Growth Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.1%
Canada — 1.5%
Canadian Natural Resources	80,545	$2,483
Canadian Pacific Railway	10,082	1,298
Magna International	58,954	2,068
		5,849

China — 0.7%
Tencent Holdings ADR	123,615	2,839

Hong Kong — 0.5%
China Mobile ADR	33,332	1,930

Ireland — 1.4%
Accenture, Cl A	2,147	243
Ingersoll-Rand	3,390	216
Jazz Pharmaceuticals *	1,291	182
Mallinckrodt *	11,336	689
Medtronic	17,662	1,533
Shire ADR	14,058	2,588
		5,451

Israel — 0.6%
Teva Pharmaceutical Industries ADR	47,023	2,362

Japan — 0.5%
Toyota Motor ADR	18,984	1,898

Netherlands — 0.2%
Chicago Bridge & Iron	23,052	798

Puerto Rico — 0.1%
Popular	23,691	694

United Kingdom — 1.7%
BP ADR	131,639	4,675
Liberty Global, Cl A *	67,623	1,965
		6,640

United States — 84.9%

Consumer Discretionary — 13.2%
Amazon.com *	13,360	9,561
Best Buy	6,116	187
Cable One	417	213

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Charter Communications, Cl A *	916	$209
Chipotle Mexican Grill, Cl A *	6,468	2,605
Comcast, Cl A	32,437	2,115
Dillard’s, Cl A	12,657	767
Dollar General	34,792	3,270
Domino’s Pizza	5,741	754
Ford Motor	17,445	219
General Motors	91,915	2,601
Goodyear Tire & Rubber	48,221	1,237
Hasbro	3,540	297
Hilton Worldwide Holdings	9,039	204
Home Depot	29,525	3,770
John Wiley & Sons, Cl A	4,244	221
Johnson Controls	9,270	410
Kohl’s	35,518	1,347
L Brands	1,988	133
Liberty Global LiLAC *	8,437	272
Liberty Ventures, Ser A *	14,720	546
Lowe’s	17,966	1,422
Macy’s	41,112	1,382
Madison Square Garden *	1,136	196
Michael Kors Holdings *	42,430	2,099
Netflix *	25,655	2,347
Newell Brands	10,273	499
NIKE, Cl B	43,661	2,410
Omnicom Group	40,282	3,283
priceline.com *	1,507	1,881
Scripps Networks Interactive, Cl A	11,302	704
ServiceMaster Global Holdings *	4,767	190
Staples	20,697	178
Starbucks	21,282	1,216
Target	5,064	354
Tesla Motors *	1,290	274
Thomson Reuters	12,073	488
TripAdvisor *	16,799	1,080
Tupperware Brands	7,571	426
Twenty-First Century Fox, Cl A	18,283	495
Under Armour, Cl C *	5,368	195
Visteon	3,720	245
Walt Disney	1,816	178
Williams-Sonoma	3,319	173

		52,653

Consumer Staples — 8.7%
Campbell Soup	19,200	1,277
Clorox	11,827	1,637
Coca-Cola	43,634	1,978
Colgate-Palmolive	5,492	402
Costco Wholesale	20,790	3,265
CVS Caremark	33,266	3,185
Dr. Pepper Snapple Group	18,651	1,802
General Mills	15,944	1,137
Hershey	4,367	496

New Covenant Funds / Annual Report / June 30, 2016	13

SCHEDULE OF INVESTMENTS

June 30, 2016

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JM Smucker	17,312	$2,639
Kellogg	13,042	1,065
Kimberly-Clark	8,984	1,235
Kraft Heinz	33,784	2,989
Kroger	42,369	1,559
Mead Johnson Nutrition, Cl A	13,346	1,211
Monster Beverage *	3,589	577
PepsiCo	18,163	1,924
Procter & Gamble	39,359	3,333
Rite Aid *	25,211	189
Spectrum Brands Holdings	1,514	181
Sysco	7,853	398
US Foods Holding *	36,187	877
Walgreens Boots Alliance	10,512	875

		34,231

Energy — 6.9%
Anadarko Petroleum	23,440	1,248
Apache	26,622	1,482
Baker Hughes	11,697	528
Cabot Oil & Gas	55,134	1,419
Chevron	9,547	1,001
Cimarex Energy	17,084	2,038
Concho Resources *	9,021	1,076
Devon Energy	79,215	2,872
Diamondback Energy *	6,408	584
EOG Resources	31,284	2,610
EQT	2,732	212
Exxon Mobil	2,218	208
Gulfport Energy *	7,288	228
Halliburton	64,606	2,926
Helmerich & Payne	15,340	1,030
Hess	4,700	282
Newfield Exploration *	4,642	205
Occidental Petroleum	42,871	3,239
PrairieSky Royalty	1,765	33
Royal Dutch Shell ADR, Cl A	62,587	3,456
Schlumberger	5,289	418

		27,095

Financials — 12.2%
Aflac	35,263	2,545
American International Group	23,177	1,226
American Tower, Cl A ‡	27,576	3,133
Arthur J Gallagher	5,408	257
AvalonBay Communities ‡	2,286	412
Bank of America	335,151	4,447
Berkshire Hathaway, Cl B *	30,200	4,373
Blackstone Group (A)	67,613	1,659
Chimera Investment ‡	27,516	432
Citigroup	105,092	4,455
Corporate Office Properties Trust ‡	21,890	647
Crown Castle International ‡	25,457	2,582

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cullen	9,288	$592
Forest City Realty Trust, Cl A ‡	10,256	229
Goldman Sachs Group	6,238	927
JPMorgan Chase	83,577	5,193
KKR (A)	189,329	2,336
Marsh & McLennan	39,761	2,722
MetLife	32,110	1,279
Morgan Stanley	18,121	471
Morningstar	2,226	182
Northern Trust	18,122	1,201
ProLogis ‡	16,644	816
Prudential Financial	3,399	242
Regency Centers ‡	6,727	563
Santander Consumer USA Holdings *	108,741	1,123
State Street	45,310	2,443
Synchrony Financial *	28,395	718
Validus Holdings	4,808	234
Wells Fargo	17,038	806
Weyerhaeuser ‡	15,108	450

		48,695

Health Care — 13.1%
Abbott Laboratories	26,354	1,036
AbbVie	29,915	1,852
Acadia Healthcare *	3,163	175
Alexion Pharmaceuticals *	8,455	987
Allergan *	12,995	3,003
AmerisourceBergen, Cl A	22,183	1,760
Amgen	19,034	2,896
Baxter International	61,982	2,803
Becton Dickinson and	29,117	4,938
Biogen Idec *	2,700	653
Boston Scientific *	57,338	1,340
Bristol-Myers Squibb	36,636	2,695
Celgene *	20,592	2,031
Cigna	4,415	565
Edwards Lifesciences *	3,081	307
Eli Lilly	2,709	213
Gilead Sciences	39,557	3,300
HCA Holdings *	18,054	1,390
Horizon Pharma *	66,714	1,099
Illumina *	13,931	1,956
Intuitive Surgical *	320	212
Johnson & Johnson	29,946	3,632
Medivation *	3,950	238
Merck	14,063	810
Mylan *	14,258	617
Pfizer	36,793	1,295
Regeneron Pharmaceuticals *	4,140	1,446
ResMed	2,930	185
UnitedHealth Group	50,911	7,189
Varian Medical Systems *	2,214	182
Vertex Pharmaceuticals *	10,023	862

14	New Covenant Funds / Annual Report / June 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
VWR *	7,046	$204

		51,871
Industrials — 8.4%
3M	21,029	3,683
Acuity Brands	2,979	739
AECOM Technology *	18,799	597
AerCap Holdings *	44,389	1,491
Allegion	2,910	202
American Airlines Group	60,013	1,699
BE Aerospace	13,074	604
Caterpillar	5,994	454
Covanta Holding	32,357	532
Deere	3,383	274
Delta Air Lines	69,296	2,524
Eaton	22,899	1,368
General Electric	19,163	603
Hexcel	4,105	171
Illinois Tool Works	32,012	3,334
Kansas City Southern	12,614	1,136
ManpowerGroup	8,258	531
Norfolk Southern	23,254	1,980
Orbital ATK	4,890	416
Owens Corning	4,196	216
Southwest Airlines	4,455	175
Stanley Black & Decker	1,841	205
Terex	51,698	1,050
TransDigm Group *	5,740	1,514
Union Pacific	18,424	1,607
United Parcel Service, Cl B	6,206	669
United Technologies	1,811	186
Waste Management	3,397	225
WW Grainger	18,783	4,268
Xylem	5,835	261

		32,714

Information Technology — 17.6%
Activision Blizzard	52,300	2,073
Adobe Systems *	29,116	2,789
Alliance Data Systems *	904	177
Alphabet, Cl A *	14,167	9,967
Alphabet, Cl C *	1,671	1,157
Analog Devices	4,506	255
Apple	20,038	1,916
Applied Materials	196,729	4,716
Automatic Data Processing	23,809	2,187
Black Knight Financial Services, Cl A *	6,144	231
CA	12,146	399
Cisco Systems	81,984	2,352
Cognizant Technology Solutions, Cl A *	5,218	299
eBay *	7,634	179
EMC	30,157	819
Facebook, Cl A *	70,191	8,021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
FleetCor Technologies *	9,375	$1,342
Global Payments	13,035	930
Ingram Micro, Cl A	6,261	218
Intel	33,132	1,087
International Business Machines	4,066	617
Juniper Networks	7,785	175
Lam Research	12,708	1,068
Lexmark International, Cl A	5,543	209
Mastercard, Cl A	19,576	1,724
Microchip Technology	49,356	2,505
Micron Technology *	188,783	2,598
Microsoft	133,298	6,821
Motorola Solutions	4,687	309
NVIDIA	4,150	195
NXP Semiconductors *	21,635	1,695
Oracle	11,032	452
Salesforce.com *	34,716	2,757
Symantec	15,350	315
Texas Instruments	7,575	475
Visa, Cl A	88,286	6,548

		69,577

Materials — 3.1%
Air Products & Chemicals	13,366	1,899
Alcoa	18,948	176
Ball	9,099	658
Dow Chemical	18,722	931
Eastman Chemical	14,450	981
Ecolab	10,832	1,285
Louisiana-Pacific *	34,939	606
Newmont Mining	5,259	206
Praxair	11,097	1,247
Reliance Steel & Aluminum	8,576	660
Sherwin-Williams	11,326	3,326
Sonoco Products	5,855	291

		12,266

Telecommunication Services — 0.9%
AT&T	5,187	224
Level 3 Communications *	20,480	1,055
Liberty SiriusXM Group, Cl C *	5,993	185
SBA Communications, Cl A *	5,603	605
Verizon Communications	20,491	1,144

		3,213

Utilities — 0.8%
American Water Works	10,442	882
Calpine *	12,748	188
CMS Energy	23,592	1,082
Eversource Energy	4,495	269
Exelon	5,418	197
Sempra Energy	1,856	212

New Covenant Funds / Annual Report / June 30, 2016	15

SCHEDULE OF INVESTMENTS

June 30, 2016

New Covenant Growth Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Xcel Energy	4,714	$211

		3,041
		335,356
Total Common Stock
(Cost $317,830) ($ Thousands)		363,817
	Face Amount ($ Thousands)
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
0.225%, 08/18/2016 (B)	$175	175

Total U.S. Treasury Obligation
(Cost $175) ($ Thousands)		175
	Shares
CASH EQUIVALENT — 4.7%
SEI Daily Income Trust, Government Fund, Cl A 0.150% **†	18,617,587	18,618

Total Cash Equivalent
(Cost $18,618) ($ Thousands)		18,618

Total Investments — 96.9%
(Cost $336,623) ($ Thousands)		$382,610

A list of the open futures contracts held by the Fund at June 30, 2016 are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P Mid Cap 400 Index E-MINI	2	Sep-2016	$ 6
S&P 500 Index E-MINI	29	Sep-2016	44
			$50

For the year ended June 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

The futures contracts are considered to have interest rate risk associated with them.

Percentages are based on a Net Assets of $394,943 ($ Thousands).

‡	Real Estate Investment Trust.
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of June 30, 2016.
†	Investment in Affiliated Security (see Note 3).
(A)	Security is a Master Limited Partnership. At June 30, 2016, such securities amounted to $3,995 ($ Thousands), or 1.01% of Net Assets (See Note 2).
(B)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

S&P — Standard & Poor’s

The following is a list of the levels of inputs used as of June 30, 2016 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$363,817	$–	$–	$363,817
U.S. Treasury Obligation	–	175	–	175
Cash Equivalent	18,618	–	–	18,618

Total Investments in Securities	$382,435	$175	$–	$382,610

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$50	$—	$—	$50

Total Other Financial Instruments	$50	$—	$—	$50

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended June 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	New Covenant Funds / Annual Report / June 30, 2016

SCHEDULE OF INVESTMENTS

June 30, 2016

New Covenant Income Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 34.0%
Agency Mortgage-Backed Obligations — 24.8%
FHLMC
6.500%, 09/01/2039	$79	$92
5.500%, 12/01/2035 to 12/01/2038	2,304	2,655
5.000%, 12/01/2020 to 02/01/2040	722	784
4.500%, 05/01/2042	2,109	2,303
4.000%, 04/01/2043 to 08/01/2043	586	639
3.953%, 07/01/2040 (A)	176	184
3.500%, 11/01/2042 to 12/01/2045	4,991	5,298
FHLMC CMO, Ser 2005-2990, Cl UZ
5.750%, 06/15/2035	644	747
FHLMC CMO, Ser 2009-3558, Cl G
4.000%, 08/15/2024	270	300
FHLMC CMO, Ser 2012-4013, Cl AI, IO
4.000%, 02/15/2039	394	31
FHLMC CMO, Ser 2012-4057, Cl UI, IO
3.000%, 05/15/2027	326	31
FHLMC CMO, Ser 2012-4085, Cl IO, IO
3.000%, 06/15/2027	750	72
FHLMC CMO, Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031	968	83
FHLMC CMO, Ser 2013-4203, Cl PS, IO
5.808%, 09/15/2042 (A)	334	64
FHLMC CMO, Ser 2013-4219, Cl JA
3.500%, 08/15/2039	755	800
FHLMC CMO, Ser 2013-4231, Cl FB
0.892%, 07/15/2038 (A)	425	428
FHLMC Multifamily Structured Pass-Through Certificates, Ser K715, Cl X1, IO
1.153%, 01/25/2021 (A)	3,150	137
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M2
2.953%, 08/25/2024 (A)	250	253
FHLMC TBA
3.500%, 08/25/2041	700	737

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
2.500%, 08/15/2027	$1,000	$1,032
FHLMC, Ser 2011-3947, Cl SG, IO
5.508%, 10/15/2041 (A)	548	91
FHLMC, Ser 2012-4073, Cl MF
0.892%, 08/15/2039 (A)	245	246
FHLMC, Ser 2012-4099, Cl ST, IO
5.558%, 08/15/2042 (A)	204	38
FHLMC, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	543	68
FHLMC, Ser 2014-326, Cl F2
0.992%, 03/15/2044 (A)	495	496
FHLMC, Ser 2014-4310, Cl SA, IO
5.508%, 02/15/2044 (A)	84	16
FHLMC, Ser 2014-4335, Cl SW, IO
5.558%, 05/15/2044 (A)	171	33
FHLMC, Ser 2014-4415, Cl IO, IO
1.858%, 04/15/2041 (A)	152	11
FNMA
7.000%, 11/01/2037 to 11/01/2038	58	66
6.500%, 08/01/2017 to 05/01/2040	518	592
6.000%, 07/01/2037 to 11/01/2038	319	364
5.500%, 02/01/2035	262	298
5.000%, 01/01/2021 to 06/01/2040	2,184	2,425
4.500%, 01/01/2041 to 01/01/2045	2,175	2,414
4.000%, 06/01/2025 to 01/01/2045	11,666	12,602
3.500%, 12/01/2032 to 01/01/2046	8,967	9,503
2.763%, 03/01/2036 (A)	48	50
2.517%, 01/01/2036 (A)	71	74
2.500%, 10/01/2042	833	843
1.845%, 05/01/2043 (A)	1,565	1,611
FNMA CMO, Ser 1992-1, Cl F
1.246%, 01/25/2022 (A)	67	68
FNMA CMO, Ser 2003-W2, Cl 2A9
5.900%, 07/25/2042	708	821
FNMA CMO, Ser 2004-90, Cl LH
5.000%, 04/25/2034	397	413
FNMA CMO, Ser 2005-22, Cl DA
5.500%, 12/25/2034	374	405
FNMA CMO, Ser 2011-44, Cl EB
3.000%, 05/25/2026	500	532
FNMA CMO, Ser 2012-108, Cl F
0.946%, 10/25/2042 (A)	355	355
FNMA CMO, Ser 2012-128, Cl SQ, IO
5.704%, 11/25/2042 (A)	72	16
FNMA CMO, Ser 2012-128, Cl SL, IO
5.704%, 11/25/2042 (A)	146	35
FNMA CMO, Ser 2012-74, Cl AI, IO
3.000%, 07/25/2027	1,189	117
FNMA CMO, Ser 2012-93, Cl UI, IO
3.000%, 09/25/2027	916	86
FNMA CMO, Ser 2012-93, Cl SG, IO
5.647%, 09/25/2042 (A)	252	47

New Covenant Funds / Annual Report / June 30, 2016	17

SCHEDULE OF INVESTMENTS

June 30, 2016

New Covenant Income Fund (Continued)

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA TBA
4.000%, 07/13/2039	$2,700	$2,895
3.500%, 08/01/2040 to 08/01/2040	1,100	1,165
3.000%, 08/25/2026	200	209
2.500%, 08/25/2027	200	207
FNMA TBA
5.000%, 07/15/2038	1,500	1,667
FNMA, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	232	263
FNMA, Ser 2014-47, Cl AI, IO
1.890%, 08/25/2044 (A)	710	48
FNMA, Ser 2015-55, Cl IO, IO
1.686%, 08/25/2055 (A)	85	5
FNMA, Ser 2015-56, Cl AS, IO
5.697%, 08/25/2045 (A)	93	25
FNMA, Ser M3, Cl X2, IO
0.385%, 10/25/2024 (A)	4,908	133
FNMA, Ser M5, Cl SA, IO
1.579%, 01/25/2017 (A)	310	–
FNMA, Ser M7, Cl AB2
2.502%, 12/25/2024	100	103
FREMF Mortgage Trust, Ser K44, Cl C
3.811%, 01/25/2048 (A)(B)	130	109
FREMF Mortgage Trust, Ser K503, Cl C
3.009%, 10/25/2047 (A)(B)	140	136
GNMA
5.500%, 02/20/2037 to 01/15/2039	348	389
5.000%, 12/20/2038 to 07/20/2040	1,710	1,895
4.500%, 07/20/2038 to 07/20/2041	1,552	1,689
4.000%, 03/20/2046	2,135	2,289
3.500%, 08/20/2045 to 09/20/2045	1,652	1,755
2.500%, 02/20/2027	1,479	1,540
GNMA CMO, Ser 2009-108, Cl WG
4.000%, 09/20/2038	282	294
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	171	12
GNMA CMO, Ser 2012-77, Cl KI, IO
7.500%, 04/20/2031	23	4
GNMA CMO, Ser 2012-H18, Cl NA
0.956%, 08/20/2062 (A)	281	279
GNMA CMO, Ser 2013-H21, Cl FB
1.137%, 09/20/2063 (A)	665	667
GNMA TBA
3.500%, 07/15/2041 to 07/01/2042	(300)	(319)
3.000%, 08/15/2042	700	731
GNMA, Ser 101, Cl VM
2.532%, 02/16/2039 (A)	177	186
GNMA, Ser 186, Cl IO, IO
0.840%, 08/16/2054 (A)	1,879	117
GNMA, Ser 2012-34, Cl SA, IO
5.602%, 03/20/2042 (A)	61	13

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2012-44, Cl A
2.170%, 04/16/2041	$120	$121
GNMA, Ser 2012-H30, Cl GA
0.786%, 12/20/2062 (A)	1,162	1,149
GNMA, Ser 2013-H01, Cl TA
0.936%, 01/20/2063 (A)	359	359
GNMA, Ser 2013-H08, Cl BF
0.837%, 03/20/2063 (A)	1,094	1,082
GNMA, Ser 2014-105, IO
1.100%, 06/16/2054	1,787	126
GNMA, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	187	36
GNMA, Ser 2015-H20, Cl FA
0.663%, 08/20/2065 (A)	377	373
GNMA, Ser 7, Cl IO, IO
0.957%, 01/16/2057 (A)	1,462	108
GNMA, Ser 85, Cl IA, IO
0.754%, 03/16/2047 (A)	3,619	176
GNMA, Ser 95, Cl IO, IO
0.711%, 04/16/2047 (A)	2,198	110
NCUA Guaranteed Notes Trust, Ser 2010-C1, Cl APT
2.650%, 10/29/2020	11	11
NCUA Guaranteed Notes Trust, Ser 2010-C1, Cl A2
2.900%, 10/29/2020	14	14
		73,577
Non-Agency Mortgage-Backed Obligations — 9.2%
A10 Securitization, Ser 1, Cl A1
2.100%, 04/15/2034 (B)	206	205
A10 Term Asset Financing, Ser 2013-2, Cl A
2.620%, 11/15/2027 (B)	88	88
A10 Term Asset Financing, Ser 2014-1, Cl A1
1.720%, 04/15/2033 (B)	123	123
Bear Stearns ALT-A Trust, Ser 2004-6, Cl 1A
1.093%, 07/25/2034 (A)	141	134
Bear Stearns Commercial Mortgage Securities Trust, Ser PW17, Cl A4
5.694%, 06/11/2050 (A)	630	652
CD 2007-CD5 Mortgage Trust, Ser CD5, Cl A4
5.886%, 11/15/2044 (A)	1,425	1,477
Citigroup Commercial Mortgage Trust,
Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	100	109
Citigroup Commercial Mortgage Trust, Ser C6, Cl A4
5.711%, 12/10/2049 (A)	2,213	2,278
Citigroup Commercial Mortgage Trust, Ser GC33, Cl D
3.172%, 09/10/2058	200	128

18	New Covenant Funds / Annual Report / June 30, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2014-PAT, Cl A
1.235%, 08/13/2027 (A)(B)	$116	$115
COMM Mortgage Trust, Ser CR5, Cl AM
3.223%, 12/10/2045 (B)	590	618
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 11/15/2045	10	10
Commercial Mortgage Pass-Through
Certificates, Ser 2013-WWP, Cl A2
3.424%, 03/10/2031 (B)	100	107
Commercial Mortgage Trust, Ser 2013-CC13, Cl XA, IO
0.974%, 12/10/2023 (A)	768	35
Commercial Mortgage Trust, Ser 2013-CR12, Cl C
5.084%, 10/10/2046 (A)	10	11
Commercial Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	50	55
Commercial Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	20	22
Commercial Mortgage Trust, Ser 2014-TWC, Cl A
1.285%, 02/13/2032 (A)(B)	200	199
Commercial Mortgage Trust, Ser GG11, Cl A4
5.736%, 12/10/2049	1,337	1,388
Commercial Mortgage Trust, Ser GG9, Cl A4
5.444%, 03/10/2039	2,064	2,083
Core Industrial Trust, Ser TEXW, Cl D
3.849%, 02/10/2034 (A)(B)	180	180
Credit Suisse Commercial Mortgage Trust, Ser C3, Cl A4
5.890%, 06/15/2039 (A)	1,061	1,079
Credit Suisse Commercial Mortgage Trust, Ser C5, Cl A4
5.695%, 09/15/2040 (A)	922	953
CSMC Trust, Ser 2014-TIKI, Cl B
1.785%, 09/15/2038 (A)(B)	233	227
CSMC Trust, Ser 2014-TIKI, Cl A
1.384%, 09/15/2038 (A)(B)	310	305
DBRR Trust, Ser 2013-EZ3, Cl A
1.636%, 12/18/2049 (A)(B)	455	452
GE Business Loan Trust, Ser 1A, Cl A
0.605%, 04/16/2035 (A)(B)	428	393
GMAC Commercial Mortgage Securities Trust, Ser 2006-C1, Cl AM
5.290%, 11/10/2045 (A)	110	110
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (A)	80	91

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Homestar Mortgage Acceptance, Ser 2004-6, Cl M2
1.116%, 01/25/2035 (A)	$689	$665
Impac Secured Assets Trust, Ser 2007-2, Cl 2A
0.696%, 04/25/2037 (A)	142	131
JP Morgan Chase Commercial Mortgage Securities, Ser LC9, Cl A2
1.677%, 12/15/2047	2,190	2,200
JP Morgan Chase Commercial Mortgage Securities, Ser LD11, Cl A4
5.927%, 06/15/2049 (A)	557	567
JP Morgan Mortgage Trust, Ser 2016-1, Cl A5
3.500%, 05/25/2046 (B)	1,021	1,051
JP Morgan Trust, Ser 2015-5, Cl A9
2.897%, 05/25/2045 (A)(B)	319	317
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.047%, 11/15/2045 (A)	50	54
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl B
4.927%, 11/15/2045	210	236
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
4.887%, 01/15/2047 (A)	30	34
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.560%, 09/15/2047 (A)	80	79
JPMBB Commercial Mortgage Securities Trust, Ser C29, Cl C
4.202%, 05/15/2048 (A)	380	356
JPMBB Commercial Mortgage Securities Trust, Ser C30, Cl A5
3.822%, 07/15/2048	490	539
JPMBB Commercial Mortgage Securities Trust, Ser C31, Cl A3
3.801%, 08/15/2048	560	616
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl A3
4.171%, 08/15/2046	10	11
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-PHH, Cl C
2.535%, 08/15/2027 (A)(B)	110	110
JPMorgan Chase Commercial Mortgage Securities Trust, Ser FL7, Cl D
4.184%, 05/15/2028 (A)(B)	200	191
JPMorgan Chase Commercial Mortgage Securities Trust, Ser LC9, Cl AS
3.353%, 12/15/2047 (B)	380	398
LB-UBS Commercial Mortgage Trust, Ser 2006- C6, Cl A4
5.372%, 09/15/2039	33	33

New Covenant Funds / Annual Report / June 30, 2016	19

SCHEDULE OF INVESTMENTS

June 30, 2016

New Covenant Income Fund (Continued)

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust, Ser C1, Cl A4
5.424%, 02/15/2040	$2,005	$2,030
Lehman Brothers Small Balance Commercial, Ser 2A, Cl 1A
0.703%, 09/25/2030 (A)(B)	155	144
MASTR Alternative Loans Trust, Ser 2004-2, Cl 4A1
5.000%, 02/25/2019	43	44
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046	21	22
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A4
4.083%, 07/15/2046 (A)	120	135
Morgan Stanley Capital I Trust, Ser 2007-IQ15, Cl A4
6.102%, 06/11/2049 (A)	826	857
Morgan Stanley Re-Remic Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (B)	43	43
Morgan Stanley Re-Remic Trust, Ser 2012-XA, Cl A
2.000%, 07/27/2049 (B)	60	59
MSCG Trust 2015-ALDR, Ser ALDR, Cl A2
3.577%, 06/07/2035 (A)(B)	410	422
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047	115	115
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-3AC, Cl A2
2.711%, 03/25/2034 (A)	294	293
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	598	605
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (B)	116	123
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	73	79
UBS-Barclays Commercial Mortgage Trust, Ser 2012-CN, Cl XA, IO
1.653%, 05/10/2063 (A)(B)	459	26
Wachovia Bank Commercial Mortgage Trust, Ser C30, Cl AMFL
0.646%, 12/15/2043 (A)(B)	250	241
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC16, Cl XA, IO
1.455%, 08/15/2050 (A)	2,583	183
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.514%, 06/15/2045 (A)(B)	1,233	83

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2013-C11, Cl AS
3.311%, 03/15/2045	$160	$168
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.407%, 05/15/2045 (A)(B)	1,391	90
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.702%, 10/15/2057 (A)	1,212	47
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl B
4.377%, 10/15/2057 (A)	270	295
WFRBS Commercial Mortgage Trust, Ser C10, Cl XA, IO
1.729%, 12/15/2045 (A)(B)	1,236	96
WFRBS Commercial Mortgage Trust, Ser C23, Cl C
3.850%, 10/15/2057 (A)	150	144
		27,559
Total Mortgage-Backed Securities (Cost $99,625) ($ Thousands)		101,136

CORPORATE OBLIGATIONS — 31.3%
Consumer Discretionary — 3.3%
21st Century Fox America
6.900%, 03/01/2019	900	1,024
Charter Communications Operating
4.908%, 07/23/2025 (B)	300	328
Comcast Cable Communications Holdings
9.455%, 11/15/2022	900	1,284
Ford Motor Credit
8.125%, 01/15/2020	340	405
5.875%, 08/02/2021	230	264
General Motors Financial
4.200%, 03/01/2021	1,365	1,428
3.700%, 11/24/2020	80	82
3.700%, 05/09/2023	190	191
Hyundai Capital America MTN
2.500%, 03/18/2019 (B)	569	582
2.400%, 10/30/2018 (B)	1,324	1,342
McDonald’s MTN
2.750%, 12/09/2020	280	292
NBCUniversal Media
4.375%, 04/01/2021	10	11
Newell Brands
4.200%, 04/01/2026	70	76
3.850%, 04/01/2023	100	106
3.150%, 04/01/2021	30	31
TCI Communications
7.875%, 02/15/2026	240	344

20	New Covenant Funds / Annual Report / June 30, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Time Warner
4.875%, 03/15/2020	$995	$1,105
3.600%, 07/15/2025	80	85
Time Warner Cable
5.000%, 02/01/2020	350	381
Viacom
5.625%, 09/15/2019	422	465
3.875%, 04/01/2024	30	31
		9,857
Consumer Staples — 1.7%
CVS Health
4.125%, 05/15/2021	300	329
3.875%, 07/20/2025	195	214
2.800%, 07/20/2020	190	198
CVS Pass-Through Trust
7.507%, 01/10/2032 (B)	1,362	1,714
Kimberly-Clark
6.125%, 08/01/2017	140	148
Kraft Heinz Foods
5.375%, 02/10/2020	86	97
4.875%, 02/15/2025 (B)	80	88
3.950%, 07/15/2025 (B)	120	130
3.500%, 06/06/2022	10	11
Kroger
4.000%, 02/01/2024	260	288
Mondelez International
4.000%, 02/01/2024	170	186
PepsiCo
3.000%, 08/25/2021	290	308
2.750%, 03/05/2022	80	84
Tyson Foods
4.875%, 08/15/2034	150	167
3.950%, 08/15/2024	60	65
Walgreens Boots Alliance
3.450%, 06/01/2026	150	154
Wal-Mart Stores
4.250%, 04/15/2021	210	238
WM Wrigley Jr
2.900%, 10/21/2019 (B)	360	374
2.400%, 10/21/2018 (B)	140	143
		4,936
Energy — 2.4%
Anadarko Petroleum
6.375%, 09/15/2017	67	71
5.550%, 03/15/2026	90	99
5.022%, 10/10/2036 (C)	3,000	1,133
Apache
3.250%, 04/15/2022	243	249
Baker Hughes
3.200%, 08/15/2021	26	27

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Chevron
2.954%, 05/16/2026	$170	$176
1.211%, 03/03/2022 (A)	490	478
CNOOC Finance 2015 USA
3.500%, 05/05/2025	330	334
ConocoPhillips
6.000%, 01/15/2020	20	23
4.200%, 03/15/2021	444	480
Continental Resources
5.000%, 09/15/2022	10	10
Devon Energy
6.300%, 01/15/2019	320	347
Ecopetrol
5.375%, 06/26/2026	140	136
Ensco
4.700%, 03/15/2021	120	100
Enterprise Products Operating
3.900%, 02/15/2024	457	484
EOG Resources
4.150%, 01/15/2026	60	66
Exxon Mobil
3.043%, 03/01/2026	150	159
Halliburton
3.800%, 11/15/2025	140	146
Hess
8.125%, 02/15/2019	90	100
Kinder Morgan Energy Partners
4.150%, 02/01/2024	770	774
Noble Energy
4.150%, 12/15/2021	290	305
Occidental Petroleum
3.400%, 04/15/2026	80	84
3.125%, 02/15/2022	100	105
Schlumberger Holdings
3.000%, 12/21/2020 (B)	970	1,012
Shell International Finance BV
2.875%, 05/10/2026	40	41
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	290	313
		7,252
Financials — 12.1%
AgriBank FCB
9.125%, 07/15/2019 (B)	600	601
American Express
7.000%, 03/19/2018	660	721
2.650%, 12/02/2022	264	267
American Express Credit MTN
2.375%, 05/26/2020	39	40
1.800%, 07/31/2018	46	46
American Tower Trust I
3.070%, 03/15/2023 (B)	80	82

New Covenant Funds / Annual Report / June 30, 2016	21

SCHEDULE OF INVESTMENTS

June 30, 2016

New Covenant Income Fund (Continued)

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.551%, 03/15/2018 (B)	$100	$100
Bank of America MTN
7.625%, 06/01/2019	75	87
6.875%, 04/25/2018	390	426
5.625%, 07/01/2020	30	34
5.420%, 03/15/2017	200	206
5.000%, 05/13/2021	80	89
5.000%, 01/21/2044	240	278
4.450%, 03/03/2026	678	709
4.250%, 10/22/2026	38	39
4.200%, 08/26/2024	210	217
4.125%, 01/22/2024	370	398
4.100%, 07/24/2023	280	300
4.000%, 04/01/2024	440	470
4.000%, 01/22/2025	80	81
3.875%, 08/01/2025	140	148
3.500%, 04/19/2026	130	134
3.300%, 01/11/2023	60	62
2.600%, 01/15/2019	170	174
1.950%, 05/12/2018	458	461
Bank of New York Mellon MTN
4.600%, 01/15/2020	836	923
Barclays Bank
10.179%, 06/12/2021 (B)	370	466
BB&T MTN
6.850%, 04/30/2019	240	275
2.050%, 05/10/2021	1,025	1,040
Bear Stearns
7.250%, 02/01/2018	140	153
Blackstone Holdings Finance
6.625%, 08/15/2019 (B)	987	1,131
4.750%, 02/15/2023 (B)	66	73
Chubb INA Holdings
3.350%, 05/03/2026	40	42
2.300%, 11/03/2020	60	62
Citigroup
8.125%, 07/15/2039	12	19
5.500%, 09/13/2025	150	168
5.300%, 05/06/2044	40	43
4.650%, 07/30/2045	50	55
4.450%, 09/29/2027	150	155
4.400%, 06/10/2025	160	167
4.300%, 11/20/2026	40	41
4.050%, 07/30/2022	40	42
3.500%, 05/15/2023	100	102
3.400%, 05/01/2026	673	690
2.700%, 03/30/2021	455	463
2.150%, 07/30/2018	110	111
1.700%, 04/27/2018	228	229
Credit Suisse NY MTN
2.300%, 05/28/2019	310	314

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
General Electric Capital MTN
6.000%, 08/07/2019	$414	$475
4.650%, 10/17/2021	180	206
4.375%, 09/16/2020	10	11
Glencore Funding
2.875%, 04/16/2020 (B)	240	226
Goldman Sachs Group MTN
7.500%, 02/15/2019	662	757
6.150%, 04/01/2018	320	345
6.000%, 06/15/2020	480	548
5.950%, 01/18/2018	660	703
5.375%, 03/15/2020	320	356
5.150%, 05/22/2045	20	21
4.750%, 10/21/2045	40	44
4.250%, 10/21/2025	90	93
4.000%, 03/03/2024	420	449
HCP
2.625%, 02/01/2020	145	146
HSBC Finance
6.676%, 01/15/2021	180	202
HSBC Holdings
4.250%, 08/18/2025	230	232
3.400%, 03/08/2021	360	371
2.950%, 05/25/2021	380	384
International Lease Finance
6.750%, 09/01/2016 (B)	110	111
John Deere Capital MTN
2.250%, 04/17/2019	60	62
1.700%, 01/15/2020	40	40
JPMorgan Chase
4.500%, 01/24/2022	786	874
3.875%, 09/10/2024	360	373
3.375%, 05/01/2023	150	153
3.150%, 07/05/2016	100	100
Liberty Mutual Group
4.250%, 06/15/2023 (B)	600	637
Lincoln National
6.250%, 02/15/2020	570	641
Lloyds Bank
2.300%, 11/27/2018	260	262
MetLife
1.903%, 12/15/2017	110	111
Morgan Stanley MTN
5.500%, 01/26/2020	100	111
5.500%, 07/28/2021	280	320
3.700%, 10/23/2024	33	34
2.800%, 06/16/2020	1,051	1,077
2.500%, 04/21/2021	859	868
New York Life Global Funding MTN
2.000%, 04/13/2021 (B)	872	884
Principal Life Global Funding II
2.625%, 11/19/2020 (B)	570	587

22	New Covenant Funds / Annual Report / June 30, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Prudential Financial MTN
7.375%, 06/15/2019	$400	$464
Royal Bank of Scotland
4.650%, 06/04/2018	190	195
Santander Holdings USA
3.450%, 08/27/2018	180	184
Simon Property Group
4.375%, 03/01/2021	430	477
Skandinaviska Enskilda Banken
1.375%, 05/29/2018 (B)	800	801
Synchrony Financial
3.000%, 08/15/2019	120	122
Toyota Motor Credit MTN
1.900%, 04/08/2021	1,046	1,062
1.375%, 01/10/2018	260	262
UBS Group Funding Jersey
4.125%, 09/24/2025 (B)	250	259
4.125%, 04/15/2026 (B)	634	656
Ventas Realty
4.125%, 01/15/2026	566	609
3.500%, 02/01/2025	488	500
WEA Finance
2.700%, 09/17/2019 (B)	310	316
Wells Fargo MTN
5.625%, 12/11/2017	585	622
4.900%, 11/17/2045	30	33
4.600%, 04/01/2021	480	536
4.300%, 07/22/2027	260	281
3.450%, 02/13/2023	120	124
1.500%, 01/16/2018	90	91
Wells Fargo Bank
6.000%, 11/15/2017	250	266
1.750%, 05/24/2019	1,428	1,447
Welltower
4.500%, 01/15/2024	902	978
		36,033
Health Care — 2.7%
AbbVie
3.600%, 05/14/2025	10	10
2.500%, 05/14/2020	700	716
Actavis Funding SCS
3.800%, 03/15/2025	100	104
3.450%, 03/15/2022	70	73
Aetna
3.200%, 06/15/2026	130	134
2.800%, 06/15/2023	20	20
2.400%, 06/15/2021	80	82
Agilent Technologies
5.000%, 07/15/2020	320	353
Anthem
3.125%, 05/15/2022	340	352

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Baylor Scott & White Holdings
1.947%, 11/15/2021	$1,226	$1,229
Becton Dickinson
4.685%, 12/15/2044	50	56
3.734%, 12/15/2024	50	54
Blue Cross & Blue Shield of Minnesota
3.790%, 05/01/2025 (B)	475	481
Celgene
3.875%, 08/15/2025	200	213
3.550%, 08/15/2022	60	63
Gilead Sciences
2.050%, 04/01/2019	410	420
Howard Hughes Medical Institute
3.500%, 09/01/2023	902	997
Humana
7.200%, 06/15/2018	50	55
3.150%, 12/01/2022	240	247
Medtronic
3.500%, 03/15/2025	10	11
3.125%, 03/15/2022	190	201
2.500%, 03/15/2020	700	726
Merck
2.750%, 02/10/2025	70	73
Perrigo
2.300%, 11/08/2018	220	222
Thermo Fisher Scientific
2.400%, 02/01/2019	150	153
UnitedHealth Group
1.875%, 11/15/2016	320	321
1.625%, 03/15/2019	200	202
Wyeth
5.450%, 04/01/2017	230	238
Zoetis
1.875%, 02/01/2018	70	70
		7,876
Industrials — 3.0%
American Airlines Pass Through Trust, Ser 2013-2
4.950%, 01/15/2023	483	525
American Airlines Pass-Through Trust, Ser 2011-1
5.250%, 01/31/2021	84	91
Aviation Capital Group
6.750%, 04/06/2021 (B)	120	136
Burlington Northern and Santa Fe Railway Pass-Through Trust, Ser 2002-2
5.140%, 01/15/2021	424	450
Burlington Northern Santa Fe
4.550%, 09/01/2044	10	12
Continental Airlines Pass-Through Trust, Ser 1999-1
6.545%, 02/02/2019	27	29

New Covenant Funds / Annual Report / June 30, 2016	23

SCHEDULE OF INVESTMENTS

June 30, 2016

New Covenant Income Fund (Continued)

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	$792	$831
CSX Transportation
6.251%, 01/15/2023	645	757
Delta Air Lines Pass-Through Trust, Ser 2010-2, Cl A
4.950%, 05/23/2019	413	437
Delta Air Lines Pass-Through Trust, Ser 2012-1, Cl A
4.750%, 05/07/2020	206	218
Eaton
2.750%, 11/02/2022	450	461
1.500%, 11/02/2017	20	20
GE Capital International Funding
2.342%, 11/15/2020 (B)	1,205	1,241
General Electric
6.875%, 01/10/2039	30	45
4.500%, 03/11/2044	90	104
General Electric Capital MTN
5.300%, 02/11/2021	160	186
John Deere Capital MTN
2.375%, 07/14/2020	1,150	1,187
Norfolk Southern
2.900%, 06/15/2026	1,126	1,159
United Airlines Pass Through Trust
4.000%, 04/11/2026	888	936
Waste Management
3.500%, 05/15/2024	120	130
		8,955
Information Technology — 1.2%
Apple
2.250%, 02/23/2021	1,750	1,800
Intel
3.700%, 07/29/2025	30	33
Juniper Networks
4.600%, 03/15/2021	452	485
KLA-Tencor
4.125%, 11/01/2021	280	298
MasterCard
3.375%, 04/01/2024	190	206
Oracle
1.200%, 10/15/2017	190	191
Visa
4.300%, 12/14/2045	10	12
3.150%, 12/14/2025	140	150
2.200%, 12/14/2020	300	309
		3,484
Materials — 0.4%
Barrick Gold
4.100%, 05/01/2023	207	218

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Freeport-McMoRan
4.000%, 11/14/2021	$170	$154
Freeport-McMoran Oil & Gas
6.500%, 11/15/2020	26	26
OCP
4.500%, 10/22/2025 (B)	400	391
Rio Tinto Finance USA
3.750%, 09/20/2021	150	161
Southern Copper
3.500%, 11/08/2022	130	129
		1,079
Telecommunication Services — 2.7%
AT&T
4.450%, 05/15/2021	40	44
4.125%, 02/17/2026	408	438
3.875%, 08/15/2021	20	21
3.660%, 11/27/2022 (B)(C)	1,000	808
3.400%, 05/15/2025	770	788
2.450%, 06/30/2020	700	715
1.400%, 12/01/2017	100	100
Bharti Airtel
4.375%, 06/10/2025 (B)	200	210
British Telecommunications
2.350%, 02/14/2019	270	276
Cox Communications
3.250%, 12/15/2022 (B)	615	613
Rogers Communications
6.800%, 08/15/2018	715	792
Verizon Communications
5.150%, 09/15/2023	220	256
4.500%, 09/15/2020	2,215	2,459
2.625%, 02/21/2020	268	277
2.450%, 11/01/2022	130	131
		7,928
Utilities — 1.8%
Arizona Public Service
2.200%, 01/15/2020	12	12
Consumers Energy
5.650%, 04/15/2020	752	862
Duke Energy
3.750%, 04/15/2024	900	966
3.550%, 09/15/2021	170	181
FirstEnergy
4.250%, 03/15/2023	290	299
2.750%, 03/15/2018	340	344
Northern States Power
7.125%, 07/01/2025	1,190	1,633
Pacific Gas & Electric
3.400%, 08/15/2024	70	75

24	New Covenant Funds / Annual Report / June 30, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
PSEG Power
2.450%, 11/15/2018	$44	$45
Sempra Energy
2.400%, 03/15/2020	840	857
Southern
2.150%, 09/01/2019	44	45
Virginia Electric and Power
3.450%, 02/15/2024	32	35
Wisconsin Electric Power
1.700%, 06/15/2018	100	101
		5,455

Total Corporate Obligations (Cost $90,158) ($ Thousands)		92,855

U.S. TREASURY OBLIGATIONS — 16.2%
U.S. Treasury Bills
0.158%, 07/21/2016 (C)	739	739
U.S. Treasury Bond
3.000%, 11/15/2045	200	230
2.875%, 05/15/2043	1,960	2,204
2.295%, 08/15/2023 (C)	280	254
2.034%, 08/15/2022 (C)	200	185
U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	977	1,167
1.375%, 02/15/2044	452	522
0.750%, 02/15/2045	386	388
0.625%, 01/15/2024	708	741
0.625%, 01/15/2026	101	105
0.375%, 07/15/2023	915	946
0.375%, 07/15/2025	1,150	1,184
0.125%, 07/15/2024	353	356
U.S. Treasury Notes
3.375%, 05/15/2044	950	1,171
2.875%, 03/31/2018	335	348
2.625%, 11/15/2020	540	579
2.125%, 08/31/2020	1,365	1,432
2.125%, 01/31/2021	210	221
2.000%, 11/30/2022	5,330	5,578
1.875%, 06/30/2020	820	851
1.875%, 05/31/2022	2,480	2,579
1.625%, 03/31/2019	20	21
1.625%, 06/30/2019	120	123
1.625%, 06/30/2020	920	946
1.500%, 08/31/2018	160	163
1.500%, 01/31/2019	380	388
1.500%, 02/28/2019	350	358
1.500%, 05/31/2019	60	61
1.500%, 02/28/2023	270	274
1.375%, 03/31/2020	160	163
1.375%, 01/31/2021	5,000	5,088
1.375%, 05/31/2021	7,310	7,442

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
1.375%, 06/30/2023	$3,310	$3,327
1.250%, 12/15/2018	414	420
1.250%, 03/31/2021	6,675	6,753
0.875%, 04/15/2017	60	60
0.875%, 10/15/2017	80	80
0.875%, 11/15/2017	30	30
0.750%, 03/15/2017	310	311
0.750%, 02/28/2018	120	120
U.S. Treasury STRIPS
2.458%, 11/15/2024 (C)	350	309

Total U.S. Treasury Obligations (Cost $46,860) ($ Thousands)		48,217

ASSET-BACKED SECURITIES — 11.7%
Automotive — 2.1%

Avis Budget Rental Car Funding AESOP, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (B)	400	401
Ford Credit Floorplan Master Owner Trust, Ser 2016-1, Cl A1
1.760%, 02/15/2021	2,800	2,829
Honda Auto Receivables Owner Trust, Ser 2016-1, Cl A4
1.380%, 04/18/2022	1,307	1,318
NextGear Floorplan Master Owner Trust, Ser 2016-1A, Cl A2
2.740%, 04/15/2021 (B)	1,557	1,568
		6,116

Home — 0.6%

Ameriquest Mortgage Securities, Ser 2003-9, Cl AV1
1.213%, 09/25/2033 (A)	118	109
Argent Securities, Ser 2004-W5, Cl AV2
1.486%, 04/25/2034 (A)	321	291
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/2037	168	175
Citifinancial Mortgage Securities, Ser 2004-1, Cl AF4
4.570%, 04/25/2034	300	311
Lake Country Mortgage Loan Trust, Ser 2006-HE1, Cl M5
2.446%, 07/25/2034 (A)(B)	390	397
Master Asset-Backed Securities Trust, Ser 2007-NCW, Cl A1 0.746%, 05/25/2037 (A)(B)	356	295

New Covenant Funds / Annual Report / June 30, 2016	25

SCHEDULE OF INVESTMENTS

June 30, 2016

New Covenant Income Fund (Continued)

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
New Century Home Equity Loan Trust, Ser 2003-A, Cl A 1.173%, 10/25/2033 (A)(B)	$117	$107
		1,685

Industrials — 1.1%

Ally Master Owner Trust, Ser 2015-3, Cl A
1.630%, 05/15/2020	3,339	3,355

Other Asset-Backed Securities — 7.9%

Academic Loan Funding Trust, Ser 2012-1A, Cl A1
1.239%, 12/27/2022 (A)(B)	37	37
Academic Loan Funding Trust, Ser 2013-1A, Cl A
1.253%, 12/26/2044 (A)(B)	102	100
Brazos Higher Education Authority, Ser 2005-2, Cl A10
0.760%, 12/26/2019 (A)	128	127
CNH Equipment Trust, Ser 2012-D, Cl A4
0.870%, 11/15/2019	749	749
Consumer Credit Origination Loan Trust, Ser 2015-1, Cl A
2.820%, 03/15/2021 (B)	192	192
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2M
1.696%, 10/25/2047 (A)	231	199
Countrywide Asset-Backed Certificates, Ser 2007-4, Cl A4W
5.264%, 04/25/2047	361	347
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
0.582%, 07/15/2036 (A)	716	628
DRB Prime Student Loan Trust, Ser 2015-B, Cl A1
2.346%, 10/27/2031 (A)(B)	600	601
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/2040 (B)	707	722
Invitation Homes Trust, Ser 2015-SFR3, Cl A
1.734%, 08/17/2032 (A)(B)	1,427	1,419
John Deere Owner Trust, Ser 2015-A, Cl A4
1.650%, 12/15/2021	3,214	3,235
SLM Student Loan Trust, Ser 2002-A, Cl A2
1.184%, 12/16/2030 (A)	476	456
SLM Student Loan Trust, Ser 2003-4, Cl B
1.284%, 06/15/2038 (A)	445	369
SLM Student Loan Trust, Ser 2005-5, Cl B
0.888%, 10/25/2040 (A)	559	474
SLM Student Loan Trust, Ser 2005-6, Cl B
0.928%, 01/25/2044 (A)	990	838
SLM Student Loan Trust, Ser 2005-7, Cl A4
0.788%, 10/25/2029 (A)	662	631

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2013-A, Cl A1
1.042%, 08/15/2022 (A)(B)	$87	$87
Small Business Administration, Ser 2015-20C, Cl 1
2.720%, 03/01/2035	1,306	1,353
SMB Private Education Loan Trust, Ser 2014-A, Cl A1
0.933%, 09/15/2021 (A)(B)	589	589
SMB Private Education Loan Trust, Ser 2015-B, Cl A1
1.133%, 02/15/2023 (A)(B)	317	317
Trade Maps, Ser 2013-1A, Cl A
1.145%, 12/10/2018 (A)(B)	760	757
United States Small Business Administration, Ser 2010-20H, Cl 1
3.520%, 08/01/2030	585	627
United States Small Business Administration, Ser 2011-20B, Cl 1
4.220%, 02/01/2031	636	709
United States Small Business Administration, Ser 2011-20J, Cl 1
2.760%, 10/01/2031	326	339
United States Small Business Administration, Ser 2013-20K, Cl 1
3.380%, 11/01/2033	1,298	1,390
United States Small Business Administration, Ser 2014-20F, Cl 1
2.990%, 06/01/2034	1,317	1,383
United States Small Business Administration, Ser 2015-20E, Cl 1
2.770%, 05/01/2035	759	781
United States Small Business Administration, Ser 2015-20K, Cl 1
2.700%, 11/01/2035	774	802
United States Small Business Administration, Ser 2016-20A, Cl 1
2.780%, 01/01/2036	80	83
United States Small Business Administration, Ser 2016-20B, Cl 1
2.270%, 02/01/2036	2,600	2,632
United States Small Business Administration, Ser 2016-20D, Cl 1
2.260%, 04/01/2036	647	654
		23,627

Total Asset-Backed Securities (Cost $34,634) ($ Thousands)		34,783

FOREIGN BONDS — 2.8%
BHP Billiton Finance USA
6.500%, 04/01/2019	210	237
3.250%, 11/21/2021	120	127
2.875%, 02/24/2022	20	21

26	New Covenant Funds / Annual Report / June 30, 2016

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FOREIGN BONDS (continued)
BNP Paribas MTN
2.700%, 08/20/2018	$300	$307
2.375%, 09/14/2017	320	325
BP Capital Markets
3.506%, 03/17/2025	20	21
3.119%, 05/04/2026	170	174
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	270	287
Cooperatieve Rabobank UA
4.375%, 08/04/2025	250	261
3.375%, 01/19/2017	310	314
Ecopetrol
4.250%, 09/18/2018	140	145
Electricite de France
2.150%, 01/22/2019 (B)	44	45
FMS Wertmanagement AoeR
1.000%, 11/21/2017	200	201
Glencore Finance Canada
5.800%, 11/15/2016 (B)	40	41
2.700%, 10/25/2017 (B)	210	209
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (B)	200	183
Landwirtschaftliche Rentenbank
1.375%, 10/23/2019	110	111
National Australia Bank
1.250%, 03/08/2018 (B)	1,150	1,152
Petrobras Global Finance BV
6.850%, 06/05/2115	150	114
5.375%, 01/27/2021	1,030	944
3.536%, 03/17/2020 (A)	110	97
Petroleos Mexicanos
6.875%, 08/04/2026 (B)	80	89
4.875%, 01/24/2022	430	440
4.875%, 01/18/2024	270	274
3.500%, 01/30/2023	260	245
Shell International Finance
4.375%, 03/25/2020	130	143
Shell International Finance BV
3.250%, 05/11/2025	150	157
2.250%, 11/10/2020	360	370
Siemens Financieringsmaatschappij
2.150%, 05/27/2020 (B)	1,000	1,023
Telefonica Emisiones SAU
5.134%, 04/27/2020	80	88
Vale Overseas
6.875%, 11/21/2036	100	91
4.375%, 01/11/2022	55	51

Total Foreign Bonds (Cost $8,354) ($ Thousands)		8,287

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT — 2.3%
Colombia Government International Bond
5.625%, 02/26/2044	$280	$310
Indonesia Government International Bond MTN
3.750%, 04/25/2022	370	383
Mexico Government International Bond MTN
3.600%, 01/30/2025	380	397
3.500%, 01/21/2021	639	674
Peruvian Government International Bond
6.550%, 03/14/2037	60	81
5.625%, 11/18/2050	270	335
Poland Government International Bond
5.125%, 04/21/2021	440	494
4.000%, 01/22/2024	450	486
Province of Ontario Canada
4.400%, 04/14/2020	840	935
1.100%, 10/25/2017	500	502
Province of Quebec Canada MTN
6.350%, 01/30/2026	1,010	1,330
2.625%, 02/13/2023	500	525
Russian Foreign Bond
7.500%, 03/31/2030	252	307

Total Sovereign Debt (Cost $6,421) ($ Thousands)		6,759

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.1%
FHLMC
2.375%, 01/13/2022	1,090	1,155
1.250%, 10/02/2019	70	71
FNMA
2.149%, 10/09/2019 (C)	1,190	1,143
Tennessee Valley Authority
3.875%, 02/15/2021	790	886
1.750%, 10/15/2018	98	100
Total U.S. Government Agency Obligations (Cost $3,235) ($ Thousands)		3,355

MUNICIPAL BONDS — 1.1%
California — 0.2%
University of California, Ser AU, RB Callable 02/15/2021 @ 100
1.910%, 05/15/2021	612	623

Florida — 0.5%
Florida State, Board of Administration Finance, Ser A, RB
2.638%, 07/01/2021	795	829

New Covenant Funds / Annual Report / June 30, 2016	27

SCHEDULE OF INVESTMENTS

June 30, 2016

New Covenant Income Fund (Concluded)

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Florida State, State Board of Administration Finance, Ser A, RB
2.163%, 07/01/2019	$535	$549

		1,378

Wisconsin — 0.4%
Wisconsin State, Ser A, RB, AGM
5.700%, 05/01/2026	970	1,195

Total Municipal Bonds (Cost $3,092) ($ Thousands)		3,196

	Shares
CASH EQUIVALENT — 0.3%
SEI Daily Income Trust, Government Fund, Cl A
0.150% **†	935,256	935

Total Cash Equivalent (Cost $935) ($ Thousands)		935
	Face Amount ($ Thousands)
REPURCHASE AGREEMENT — 0.9%
Goldman Sachs
0.400%, dated 06/30/2016, to be repurchased on 07/01/2016, repurchase price $2,800,031 (collateralized by a U.S. Government Obligation, 1.985%, 09/29/2021, par value $2,800,000; with total market value $2,847,000)	$2,800	2,800

Total Repurchase Agreement (Cost $2,800) ($ Thousands)		2,800
Total Investments — 101.7% (Cost $296,114) ($ Thousands)		$302,323

	Contracts
WRITTEN OPTIONS (D)* — 0.0%
August 2016, U.S. 10-Year Treasury Note Future Option Call, Expires 07/16/2016
Strike Price $133.50	(9)	$(4)
July 2016, U.S. 10-Year Treasury Note Future
Option Call, Expires 07/16/2016
Strike Price $132.25	(3)	(2)

Total Written Options (Premiums Received $5) ($ Thousands)		$(6)

A list of the open futures contracts held by the Fund at June 30, 2016 are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	(152)	Dec-2016	$ (99)
90-Day Euro$	16	Mar-2017	24
Ultra 10-Year U.S. Treasury Bond	15	Sep-2016	77
U.S. 10-Year Treasury Note	(176)	Sep-2016	(501)
U.S. 2-Year Treasury Note	40	Sep-2016	59
U.S. 5-Year Treasury Note	295	Sep-2016	534
U.S. Long Treasury Bond	(11)	Sep-2016	(62)
U.S. Ultra Long Treasury Bond	(7)	Sep-2016	(79)
			$ (47)

For the year ended June 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

The futures contracts are considered to have interest rate risk associated with them.

Percentages are based on a Net Assets of $297,165 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of June 30, 2016.
†	Investment in Affiliated Security (see Note 3).
(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of June 30, 2016.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On June 30, 2016, the value of these securities amounted to $34,423 ($ Thousands), representing 11.6% of the net assets of the Fund.
(C)	The rate reported is the effective yield at time of purchase.
(D)	For the year ended June 30, 2016, the total amount of open written, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the period.

AESOP — Auto Employee Stock Ownership Plan

AGM — Assured Guaranty Municipal Corp.

Cl — Class

CMO — Collateralized Mortgage Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only - face amount represents notional amount

MTN — Medium Term Note

NCUA — National Credit Union Association

RB — Revenue Bond

Re-Remic — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

28	New Covenant Funds / Annual Report / June 30, 2016

The following is a list of the levels of inputs used as of June 30, 2016 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$101,136	$–	$101,136
Corporate Obligations	–	92,855	–	92,855
U.S. Treasury Obligations	–	48,217	–	48,217
Asset-Backed Securities	–	34,783	–	34,783
Foreign Bonds	–	8,287	–	8,287
Sovereign Debt	–	6,759	–	6,759
U.S. Government Agency Obligations	–	3,355	–	3,355
Municipal Bonds	–	3,196	–	3,196
Cash Equivalent	935	–	–	935
Repurchase Agreement	–	2,800	–	2,800

Total Investments in Securities	$935	$301,388	$–	$302,323

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	$(6)	$–	$–	$(6)
Futures Contracts *
Unrealized Appreciation	694	–	–	694
Unrealized Depreciation	(741)	–	–	(741)

Total Other Financial Instruments	$(53)	$–	$–	$(53)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended June 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2016	29

SCHEDULE OF INVESTMENTS

June 30, 2016

New Covenant Balanced Growth Fund

Sector Weightings (Unaudited)†: 100.0% Affiliated Investment Companies

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT COMPANIES — 100.0%
New Covenant Growth Fund †	5,040	$172,525
New Covenant Income Fund †	4,624	109,043
SEI Daily Income Trust, Government Fund, Cl A 0.150% **†	2,769,399	2,769

Total Affiliated Investment Companies (Cost $249,793) ($ Thousands)		284,337

Total Investments — 100.0% (Cost $249,793) ($ Thousands)		$284,337

Percentages are based on a Net Assets of $284,430 ($ Thousands).

†    Investment in Affiliated Security (see Note 3).

** Rate shown is the 7-day effective yield as of June 30, 2016.

Cl — Class

As of June 30, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

30	New Covenant Funds / Annual Report / June 30, 2016

SCHEDULE OF INVESTMENTS

June 30, 2016

New Covenant Balanced Income Fund

Sector Weightings (Unaudited)†:
100.0% Affiliated Investment Companies

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT COMPANIES — 100.0%
New Covenant Growth Fund †	811	$27,763
New Covenant Income Fund †	2,094	49,375
SEI Daily Income Trust, Government Fund, Cl A 0.150%** †	780,159	780
Total Affiliated Investment Companies (Cost $69,140) ($ Thousands)		77,918

Total Investments — 100.0% (Cost $69,140) ($ Thousands)		$77,918

Percentages are based on a Net Assets of $77,945 ($ Thousands).

**   Rate shown is the 7-day effective yield as of June 30, 2016.

†    Investment in Affiliated Security (see Note 3).

Cl — Class

As of June 30, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2016	31

STATEMENTS OF ASSETS AND LIABILITIES ($ THOUSANDS)

June 30, 2016

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Assets:
Investments, at value†	$363,992	$298,588	$—	$—
Repurchase Agreements, at value ††	—	2,800	—	—
Affiliated investments, at value†††	18,618	935	284,337	77,918
Cash	11,361	992	—	—
Receivable for investment securities sold	1,000	6,602	—	—
Dividends and interest receivable	367	1,693	185	83
Foreign tax reclaim receivable	55	1	—	—
Receivable for variation margin	44	58	—	—
Cash pledged as collateral for futures contracts	—	295	—	—
Receivable for fund shares sold	—	871	—	—
Prepaid expenses	26	20	19	5
Total Assets	395,463	312,855	284,541	78,006
Liabilities:
Options written, at value ††††	—	6	—	—
Payable for investment securities purchased	101	14,959	—	—
Income distribution payable	—	436	—	—
Investment advisory fees payable	168	67	—	—
Administration fees payable	64	49	20	9
Social witness and licensing fees payable	46	35	—	—
Shareholder servicing fees payable	32	24	—	—
Payable for fund shares redeemed	6	3	21	33
Trustees’ fees payable	3	2	2	1
Payable for variation margin	—	8	—	—
Accrued expense payable	100	101	68	18
Total Liabilities	520	15,690	111	61
Net Assets	$394,943	$297,165	$284,430	$77,945
† Cost of investments	$318,005	$292,379	$—	$—
†† Cost of repurchase agreements	—	2,800	—	—
††† Cost of affiliated investments	18,618	935	249,793	69,140
†††† Premiums received	—	(5)	—	—
Net Assets:
Paid-in Capital — (unlimited authorization — par value $0.001)	$367,062	$343,340	$253,968	$70,172
Undistributed net investment income	406	18	447	204
Accumulated net realized loss on investments, affiliated investments, capital gain distributions from affiliated investments, written options, futures contracts and foreign currency transactions	(18,554)	(52,359)	(4,529)	(1,209)
Net unrealized appreciation on investments and affiliated investments	45,987	6,209	34,544	8,778
Net unrealized depreciation on written option contracts	—	(1)	—	—
Net unrealized appreciation (depreciation) on futures contracts	50	(47)	—	—
Net unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(8)	5	—	—
Net Assets	$394,943	$297,165	$284,430	$77,945
Net Asset Value, Offering and Redemption Price Per Share	$34.23	$23.58	$90.32	$20.06
	($394,942,979 ÷	($297,165,313 ÷	($284,430,463 ÷	($77,944,521 ÷
	11,538,521 shares)	12,600,773 shares)	3,149,178 shares)	3,885,194 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

32	New Covenant Funds / Annual Report / June 30, 2016

STATEMENTS OF OPERATIONS ($ THOUSANDS)

For the year ended June 30, 2016

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Investment Income:
Dividend income	$7,020	$—	$—	$—
Dividend income from affiliated registered investment company	21	12	3,080	1,087
Interest income	8	7,465	—	—
Less: foreign taxes withheld	—	—	—	—
Total Investment Income	7,049	7,477	3,080	1,087
Expenses:
Investment advisory fees	2,451	1,249	—	—
Administration fees	791	595	570	156
Social witness and licensing fees	593	446	—	—
Shareholder servicing fees	395	297	—	—
Trustee fees	7	5	5	1
Chief compliance officer fees	2	1	1	—
Transfer agent fees	89	72	69	20
Professional fees	57	42	41	11
Registration fees	38	27	27	7
Printing fees	26	21	19	6
Custodian fees	6	19	18	5
Other expenses	36	137	12	3
Total Expenses	4,491	2,911	762	209
Less:
Waiver of investment advisory fees (See – Note 3)	(450)	(526)	—	—
Waiver of administration fees (See – Note 3)	—	—	(359)	(52)
Net Expenses	4,041	2,385	403	157
Net Investment Income	3,008	5,092	2,677	930
Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(14,096)	3,318	—	—
Affiliated investments	—	—	(2,208)	(674)
Capital gain distributions received from affiliated investments	—	—	11,355	1,784
Written options	—	(67)	—	—
Futures contracts	888	271	—	—
Foreign currency transactions	(3)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,977)	2,861	—	—
Affiliated investments	—	—	(13,521)	(970)
Written options	—	(1)	—	—
Futures contracts	50	179	—	—
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	5	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,130)	$11,658	$(1,697)	$1,070

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2016	33

STATEMENTS OF CHANGES IN NET ASSETS ($ THOUSANDS)

For the years ended June 30,

	Growth Fund		Income Fund
	2016	2015	2016	2015
Operations:
Net investment income	$3,008	$2,250	$5,092	$4,606
Net realized gain (loss) from investments, affiliated investments, written and purchased options and futures contracts	(13,208)	52,508	3,522	1,944
Net realized loss on foreign currency transactions	(3)	(2)	—	—
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, written options and futures contracts	(3,927)	(27,889)	3,039	(2,016)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	—	(8)	5	—
Net increase (decrease) in net assets resulting from operations	(14,130)	26,859	11,658	4,534
Dividends and Distributions From:
Net investment income	(2,425)	(2,335)	(5,431)	(4,984)
Net realized gains	(26,424)	(71,687)	—	—
Total dividends and distributions	(28,849)	(74,022)	(5,431)	(4,984)
Capital Share Transactions:
Proceeds from shares issued	40,997	25,692	30,013	35,466
Reinvestment of dividends & distributions	25,637	69,245	602	546
Cost of shares redeemed	(44,870)	(56,468)	(43,972)	(40,306)
Increase (decrease) in net assets derived from capital share transactions	21,764	38,469	(13,357)	(4,294)
Net decrease in net assets	(21,215)	(8,694)	(7,130)	(4,744)
Net Assets:
Beginning of Year	416,158	424,852	304,295	309,039
End of Year	$394,943	$416,158	$297,165	$304,295
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year End	$406	$1	$18	$(1)
Share Transactions:
Shares issued	1,207	634	1,297	1,530
Shares issued in lieu of dividends and distributions	740	1,868	26	24
Shares redeemed	(1,280)	(1,351)	(1,900)	(1,739)
Increase (Decrease) in net assets derived from share transactions	667	1,151	(577)	(185)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

34	New Covenant Funds / Annual Report / June 30, 2016

	Balanced Growth Fund		Balanced Income Fund
	2016	2015	2016	2015
Operations:
Net investment income	$2,677	$2,528	$930	$860
Net realized gain (loss) from investments, affiliated investments, written and purchased options and futures contracts	(2,208)	482	(674)	473
Capital gain distributions received from affiliated investments	11,355	31,515	1,784	5,086
Net change in unrealized appreciation (depreciation) on affiliated investments	(13,521)	(21,051)	(970)	(3,802)
Net increase (decrease) in net assets resulting from operations	(1,697)	13,474	1,070	2,617
Dividends and Distributions From:
Net investment income	(5,355)	(8,482)	(1,221)	(1,821)
Net realized gains	(25,693)	(5,579)	(4,082)	(2,156)
Total dividends and distributions	(31,048)	(14,061)	(5,303)	(3,977)
Capital Share Transactions:
Proceeds from shares issued	19,348	17,616	5,760	6,727
Reinvestment of dividends & distributions	28,515	11,934	4,631	3,222
Cost of shares redeemed	(28,248)	(37,327)	(8,416)	(14,008)
Increase (decrease) in net assets derived from capital share transactions	19,615	(7,777)	1,975	(4,059)
Net decrease in net assets	(13,130)	(8,364)	(2,258)	(5,419)
Net Assets:
Beginning of Year	297,560	305,924	80,203	85,622
End of Year	$284,430	$297,560	$77,945	$80,203
Undistributed Net Investment Income Included in Net Assets at Year End	$447	$24	$204	$8
Share Transactions:
Shares issued	209	171	283	314
Shares issued in lieu of dividends and distributions	317	118	234	151
Shares redeemed	(303)	(365)	(415)	(654)
Increase (Decrease) in net assets derived from share transactions	223	(76)	102	(189)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2016	35

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Growth Fund
	2016	2015	2014	2013	2012(2)
Net Asset Value, Beginning of Year	$38.28	$43.70	$37.28	$32.23	$32.53
Investment Activities:
Net investment income(1)	0.27	0.22	0.23	0.28	0.31
Net realized and unrealized gains (losses) on investments and foreign currency transactions(1)	(1.67)	2.29	8.55	5.20	(0.38)
Total from investment activities	(1.40)	2.51	8.78	5.48	(0.07)
Dividends and Distributions from:
Net investment income	(0.21)	(0.22)	(0.24)	(0.43)	(0.23)
Net realized gains	(2.44)	(7.71)	(2.12)	–	–
Total dividends and distributions	(2.65)	(7.93)	(2.36)	(0.43)	(0.23)
Net Asset Value, End of Year	$34.23	$38.28	$43.70	$37.28	$32.23
Total Return†	(3.68)%	6.41%	24.18%	17.11%	(0.15)%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$394,943	$416,158	$424,852	$369,133	$652,311
Ratio of net expenses to average net assets	1.02%	1.02%	1.02%	0.99%	0.97%
Ratio of expenses to average net assets, excluding waivers	1.14%	1.12%	1.15%	1.15%	1.03%
Ratio of net investment income to average net assets	0.76%	0.54%	0.55%	0.81%	1.01%
Portfolio turnover rate	103%	107%	86%	47%	83%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	As disclosed in Note 1, prior to February 20, 2012, the Funds’ investment advisor was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

36	New Covenant Funds / Annual Report / June 30, 2016

	Income Fund
	2016	2015	2014	2013	2012(2)
Net Asset Value, Beginning of Year	$23.09	$23.13	$22.77	$23.28	$22.85
Investment Activities:
Net investment income(1)	0.40	0.35	0.34	0.29	0.60
Net realized and unrealized gains (losses) on investments(1)	0.51	(0.01)	0.41	(0.41)	0.62
Total from investment activities	0.91	0.34	0.75	(0.12)	1.22
Dividends and Distributions from:
Net investment income	(0.42)	(0.38)	(0.39)	(0.39)	(0.79)
Total dividends and distributions	(0.42)	(0.38)	(0.39)	(0.39)	(0.79)
Net Asset Value, End of Year	$23.58	$23.09	$23.13	$22.77	$23.28
Total Return†	4.00%	1.46%	3.31%	(0.55)%	5.45%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$297,165	$304,295	$309,039	$291,669	$374,870
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.77%	0.75%
Ratio of expenses to average net assets, excluding waivers	0.98%	0.95%	0.98%	0.95%	0.81%
Ratio of net investment income to average net assets	1.71%	1.50%	1.50%	1.23%	2.60%
Portfolio turnover rate	202%	115%	168%	295%	95%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	As disclosed in Note 1, prior to February 20, 2012, the Funds’ investment advisor was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2016	37

FINANCIAL HIGHLIGHTS (Concluded)

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Balanced Growth Fund
	2016	2015	2014	2013	2012(2)
Net Asset Value, Beginning of Year	$101.71	$101.92	$89.69	$82.87	$82.33
Investment Activities:
Net investment income(1)	0.88	0.85	1.43	1.08	1.25
Net realized and unrealized gains (losses) on Affiliated Funds (1)	(1.63)	3.71	12.23	6.96	0.41
Total from investment activities	(0.75)	4.56	13.66	8.04	1.66
Dividends and Distributions from:
Net investment income	(1.72)	(2.86)	(1.43)	(1.22)	(1.12)
Net realized gains	(8.92)	(1.91)	–	–	–
Total dividends and distributions	(10.64)	(4.77)	(1.43)	(1.22)	(1.12)
Net Asset Value, End of Year	$90.32	$101.71	$101.92	$89.69	$82.87
Total Return†	(0.50)%	4.54%	15.30%	9.77%	2.07%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$284,430	$297,560	$305,924	$271,518	$258,499
Ratio of net expenses to average net assets*	0.14%	0.14%	0.14%	0.14%	0.14%
Ratio of expenses to average net assets, excluding waivers*	0.27%	0.26%	0.27%	0.27%	0.17%
Ratio of net investment income to average net assets	0.94%	0.83%	1.48%	1.24%	1.55%
Portfolio turnover rate	14%	13%	6%	7%	9%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	The expense ratios do not include expenses of the underlying affiliated investment companies.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	As disclosed in Note 1, prior to February 20, 2012, the Funds’ investment advisor was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

38	New Covenant Funds / Annual Report / June 30, 2016

	Balanced Income Fund
	2016	2015	2014	2013	2012(2)
Net Asset Value, Beginning of Year	$21.20	$21.55	$19.95	$19.25	$18.97
Investment Activities:
Net investment income(1)	0.24	0.22	0.30	0.26	0.41
Net realized and unrealized gains on Affiliated Funds(1)	0.02	0.46	1.68	0.76	0.22
Total from investment activities	0.26	0.68	1.98	1.02	0.63
Dividends and Distributions from:
Net investment income	(0.31)	(0.47)	(0.30)	(0.32)	(0.35)
Net realized gains	(1.09)	(0.56)	(0.08)	–	–
Total dividends and distributions	(1.40)	(1.03)	(0.38)	(0.32)	(0.35)
Net Asset Value, End of Year	$20.06	$21.20	$21.55	$19.95	$19.25
Total Return†	1.41%	3.22%	10.01%	5.34%	3.42%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$77,945	$80,203	$85,622	$81,818	$85,602
Ratio of net expenses to average net assets*	0.20%	0.20%	0.20%	0.20%	0.18%
Ratio of expenses to average net assets, excluding waivers*	0.27%	0.25%	0.26%	0.27%	0.20%
Ratio of net investment income to average net assets	1.19%	1.04%	1.44%	1.30%	2.18%
Portfolio turnover rate	17%	15%	9%	7%	9%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	The expense ratios do not include expenses of the underlying affiliated investment companies.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	As disclosed in Note 1, prior to February 20, 2012, the Funds’ investment advisor was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2016	39

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1. ORGANIZATION

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. Effective February 20, 2012, the Funds’ investment adviser is SEI Investments Management Corporation (the “Adviser”). Prior to February 20, 2012, the Funds’ investment adviser was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the

40	New Covenant Funds / Annual Report / June 30, 2016

security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Fair Value Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The Growth Fund holds international securities that also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by this Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Growth Fund will value the non-U.S. securities that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

The assets of the Balanced Growth Fund and the Balanced Income Fund (the “Balanced Funds”) consist primarily of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with the established NAV of each fund.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended June 30, 2016, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

New Covenant Funds / Annual Report / June 30, 2016	41

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

Securities Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may enter into repurchase agreements which are secured by obligations of the U.S. Government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2016, if applicable.

Options Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option contracts to enhance its returns. When the Fund writes or purchases

42	New Covenant Funds / Annual Report / June 30, 2016

an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance. These transactions may increase the overall investment exposure for a Fund (and so may also create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

Master Limited Partnerships — To the extent consistent with its investment objective and strategies, a Fund may invest in entities commonly referred to as “MLPs” that are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

New Covenant Funds / Annual Report / June 30, 2016	43

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Growth Fund, Balanced Growth Fund and Balanced Income Fund; declared and paid monthly for the Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. As of June 30, 2016, the Funds did not own any illiquid securities.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration Agreement — The Trust entered into an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”). Under the Administration Agreement, the Administrator provides administrative and accounting services to the Funds. Under the terms of the Administration Agreement, the Administrator is entitled to a fee of 0.20% of each Fund’s average daily net assets. The Administrator has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Balanced Growth Fund and the Balanced Income Fund, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, the voluntary expense limitations are 0.14% and 0.20% for the Balanced Growth Fund and the Balanced Income Fund, respectively. These voluntary waivers may be terminated at any time.

Transfer Agent Servicing Agreement — In 2008, the Trust entered into a transfer agent servicing agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the terms of the Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services.

Investment Advisory Agreement — The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (“Agreement”) with SEI Investments Management Corporation (the “Adviser”). Under the Agreement, the Adviser is responsible for the investment management of the Funds and receives an annual advisory fee of 0.62% for the Growth Fund and 0.42% for the Income Fund. The Adviser does not receive an advisory fee for the Balanced Growth Fund and Balanced Income Fund. The Adviser has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Growth and Income Funds, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. The voluntary expense limitations are 1.02% and 0.80% for the Growth Fund and Income Fund, respectively. These voluntary waivers may be terminated by the Adviser at any time.

The Adviser has entered into sub-advisory agreements to assist in the selection and management of investment securities in the Growth Fund and the Income Fund. It is the responsibility of the sub-advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each sub-adviser a quarterly fee, in arrears, for their services. The Adviser pays sub-advisory fees directly from its own advisory fee. The sub-advisory fees are based on the assets of the Fund allocated to the sub-adviser for which the sub-adviser is responsible for making investment decisions.

The following are the sub-advisers for the Growth Fund: BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, Coho Partners, Ltd., Parametric Portfolio Associates LLC and Waddell & Reed Investment Management Company.

The following are the sub-advisers for the Income Fund: Income Research & Management and Western Asset Management Company.

44	New Covenant Funds / Annual Report / June 30, 2016

Shareholder Service Plan and Agreement—The Trust entered into a Shareholder Service Plan and Agreement (the “Agreement”) with the Distributor. Per the Agreement, a Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Providers for its clients or other parties with whom they have a servicing relationship. Under the terms of the Agreement, the Growth Fund and the Income Funds are authorized to pay an Authorized Service Provider a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net asset value of the Growth Fund and Income Fund, respectively, which fee will be computed daily and paid monthly, for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.

Distribution Agreement — The Trust issues shares of the Funds pursuant to a Distribution Agreement with SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”). In consideration of the services and facilities to be provided by the Distributor or any service provider, each of the Growth Fund and the Income Fund (if such Fund has issued Shares) will pay to the Distributor a fee, as agreed from time to time, at an annual rate of up to 0.10% (ten basis points) of the average daily net asset value of the Growth Fund and the Income Fund, respectively, which fee will be computed daily and paid monthly.

Social Witness Services and License Agreement — The Trust retained New Covenant Trust Company (“NCTC”) to ensure that each Fund continues to invest consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). No less than annually, NCTC will provide the Trust with an updated list of issuers in which the Funds will be prohibited from investing.

NCTC will distribute to the Trust proxy voting guidelines and shareholder advocacy services for the Funds that NCTC deems to be consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). The Trust also engages NCTC to vote Fund proxies consistent with such proxy voting guidelines. NCTC shall monitor and review and, as necessary, amend the Proxy Voting Guidelines periodically to ensure that they remain consistent with the social witness principles.

NCTC also grants to the Trust a non-exclusive right and license to use and refer to the trade name, trademark and/or service mark rights to the name “New Covenant Funds” and the phrase “Funds with a Mission”, in the name of the Trust and each Fund, and in connection with the offering, marketing, promotion, management and operation of the Trust and the Funds.

In consideration of the services provided by NCTC, the Growth Fund and the Income Fund will each pay to NCTC a fee at an annual rate of 0.15% of the average daily net asset value of the shares of such Fund, which fee will be computed daily and paid monthly.

Payment to Affiliates — Certain officers and/or interested trustees of the Trust are also officers of the Distributor, the Adviser, the Administrator or NCTC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim board meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser, the Administrator or NCTC.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust (SDIT) Government Fund, an affiliated money market fund. The Balanced Funds invest in the Growth Fund and Income Fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the ‘‘Program’’) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the ‘‘SEI Funds’’). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (‘‘Repo Rate’’), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (‘‘Bank Loan Rate’’). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. During the year ended June 30, 2016, the Trust did not participate in interfund lending.

New Covenant Funds / Annual Report / June 30, 2016	45

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

4. DERIVATIVE TRANSACTIONS

The International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over The Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Fund’s ISDA master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities and therefore disclose these derivative assets and derivative liabilities on a gross basis. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following is a summary of the variation margin of exchange-traded financial derivative instruments of the Funds as of June 30, 2016 ($ Thousands):

	Financial Derivative Asset	Financial Derivative Liability

	Variation Margin Asset	Market value	Variation Margin Liability

Fund	Futures	Written Options	Futures	Total

Growth Fund	$ 44	$ –	$ –	$ –
Income Fund	$ 58	$ 6	$ 8	$14

Cash with a total market value of $295 ($ Thousands) has been pledged as collateral for exchange-traded derivative instruments as of June 30, 2016.

Written options transactions entered into during the year ended June 30, 2016 are summarized as follows:

	Income Fund

	Number of Contracts	Premiums ($ Thousands)

Balance at beginning of year	–	$ –
Written	488	160
Expired	(348)	(107)
Closing buys	(128)	(48)

Balance at end of year	12	$ 5

46	New Covenant Funds / Annual Report / June 30, 2016

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2016, were as follows:

Fund				Purchases (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Sales (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Purchases of U.S. Government Securities ($ Thousands)	Sales of U.S. Government Securities ($ Thousands)

Growth Fund				$ 385,832	$ 400,279	$ –	$ –
Income Fund				245,827	215,157	322,326	354,830
Balanced Growth Fund				41,713	40,653	–	–
Balanced Income Fund				13,346	13,800	–	–

The following is a summary of the transactions with affiliates for the year ended June 30, 2016:

	Value 6/30/2015 ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Realized Gain (Loss) ($ Thousands)	Unrealized Gain (Loss) ($ Thousands)	Value 6/30/2016 ($ Thousands)	Dividends from Affiliates ($ Thousands)

Growth Fund
SDIT Prime Obligation Fund	$ 10,750	$ 51,390	$ (62,140)	$ –	$ –	$ –	$ 20
SDIT Government Fund	–	18,656	(38)	–	–	18,618	1
Income Fund
SDIT Prime Obligation Fund	5,644	146,362	(152,006)	–	–	–	12
SDIT Government Fund	–	2,758	(1,823)	–	–	935	–
Balanced Growth Fund
New Covenant Growth Fund	179,776	30,541	(19,767)	(982)	(17,043)	172,525	1,048
New Covenant Income Fund	116,459	11,172	(20,885)	(1,225)	3,522	109,043	2,028
SDIT Prime Obligation Fund	523	30,384	(30,907)	–	–	–	4
SDIT Government Fund	–	2,915	(146)	–	–	2,769	–
Balanced Income Fund
New Covenant Growth Fund	27,695	8,565	(5,802)	(119)	(2,576)	27,763	169
New Covenant Income Fund	51,540	4,781	(7,998)	(554)	1,606	49,375	917
SDIT Prime Obligation Fund	955	9,062	(10,017)	–	–	–	1
SDIT Government Fund	–	794	(14)	–	–	780	–

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for federal income tax is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, FX gain and loss, distribution re-designation, RIC distribution reclassification, TIP adjustment and basis adjustments for investments in partnerships, have been reclassified to/(from) the following accounts as of June 30, 2016:

New Covenant Funds / Annual Report / June 30, 2016	47

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

			Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Net Realized Gain (Loss) ($ Thousands)	Paid-in Capital ($ Thousands)

Growth Fund			$ (178)	$ 178	$ –
Income Fund			358	(358)	–
Balanced Growth Fund			3,101	(3,101)	–
Balanced Income Fund			487	(487)	–
These reclassifications have no impact on net assets or net asset value per share. The tax character of dividends and distributions paid during the last two years ended June 30 were as follows:

		Ordinary Income ($ Thousands)	Long Term Capital Gains ($ Thousands)	Total Taxable Deductions ($ Thousands)	Total Distributions Paid ($ Thousands)

Growth Fund	2016	$ 9,729	$ 19,120	$ 28,849	$ 28,849
	2015	15,913	58,109	74,022	74,022
Income Fund	2016	5,431	–	5,431	5,431
	2015	4,984	–	4,984	4,984
Balanced Growth Fund	2016	5,830	25,218	31,048	31,048
	2015	9,579	4,482	14,061	14,061
Balanced Income Fund	2016	1,340	3,963	5,303	5,303
	2015	2,080	1,897	3,977	3,977

As of June 30, 2016, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)

Growth Fund	$407	$–	$–	$(13,780)	$41,305	$(51)	$27,881
Income Fund	509	–	(51,027)	–	6,152	(1,809)	(46,175)
Balanced Growth Fund	520	6,916	–	–	23,026	–	30,462
Balanced Income Fund	259	967	–	–	6,547	–	7,773

Post October losses represent losses realized on investment transactions from November 1, 2015 through June 30, 2016 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2016 through June 30, 2016 and specified losses realized on investment transactions from November 1, 2015 through June 30, 2016, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards incurred in taxable years beginning before December 22, 2010 may be carried forwards for a maximum period of eight years and applied against future net realized gains. At June 30, 2016, the breakdown of capital loss carryforwards was as follow:

	Expires 2018 ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands) June 30, 2016

Income Fund	$ 51,027	$51,027

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

48	New Covenant Funds / Annual Report / June 30, 2016

During the fiscal year ended June 30, 2016, the following Funds utilized capital loss carryforwards to offset capital gains.

Amount Utilized ($ Thousands)

Income Fund	$ 4,074

For Federal income tax purposes, the cost of securities owned at June 30, 2016, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales, MLP basis adjustments and basis adjustments from investments in registered investment companies which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at June 30, 2016 was as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation ($ Thousands)

Growth Fund	$341,346	$55,743	$(14,479)	$41,264
Income Fund	293,327	7,345	(1,149)	6,196
Balanced Growth Fund	261,311	35,915	(12,889)	23,026
Balanced Income Fund	71,371	9,261	(2,714)	6,547

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of June 30, 2016, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATIONS/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the con- tract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The Growth Fund concentrates its investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit. The Funds may purchase securities which are not registered under the Securities Act of 1933 (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as “illiquid securities;” however, any such security will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

New Covenant Funds / Annual Report / June 30, 2016	49

NOTES TO FINANCIAL STATEMENTS (Concluded)

June 30, 2016

The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as “lower-rated securities”) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

The Balanced Growth Fund and Balanced Income Fund invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to- reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

8. CONCENTRATION OF SHAREHOLDERS

On June 30, 2016, the number of shareholders below held the following percentage of the outstanding shares of the Funds. These shareholders are affiliated with the Funds.

	# of Shareholders	% of Outstanding Shares
Growth Fund	3	53.05%
Income Fund	3	56.68%
Balanced Growth Fund	1	0.01%
Balanced Income Fund	1	0.69%

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2016.

50	New Covenant Funds / Annual Report / June 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

NEW COVENANT FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of New Covenant Funds, comprised of the New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund and New Covenant Balanced Income Fund (collectively, the “Funds”), as of June 30, 2016, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, transfer agent on the underlying funds, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the New Covenant Funds as of June 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 26, 2016

New Covenant Funds / Annual Report / June 30, 2016	51

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2016.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (‘‘SAI’’) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-835-4531.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments— Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments— Unit Trust Management (UK) Limited. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, and The KP Funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

52	New Covenant Funds / Annual Report / June 30, 2016

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and The KP Funds.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 67 yrs. Old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	since 2007	Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds and The KP Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO, Oasis Ornamentals LLC, 2011-present. Serves as a member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 yrs. old	Trustee	Since 2015	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of Ernst & Young LLP Retirement Investment Committee. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation. Independent Consultant to SEI Liquid Asset Allocation Trust.	104	N/A

New Covenant Funds / Annual Report / June 30, 2016	53

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Arthur Ramanjulu One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Office	since 2015	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Global Funds Services (March 2007 to February 2015).	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006

Chief Compliance Officer of SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.

				N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008

Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.

				N/A	N/A

1	There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

54	New Covenant Funds / Annual Report / June 30, 2016

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
OFFICERS (continued)
David F. McCann One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009

Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.

				N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015

Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.

				N/A	N/A

New Covenant Funds / Annual Report / June 30, 2016	55

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

June 30, 2016

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2016 to June 30, 2016).

The table on this page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Annualized Expense Ratios	Expenses Paid During Period*
Growth Fund
Actual Fund Return	$1,000.00	$1,000.10	1.02%	$5.07
Hypothetical 5% Return	$1,000.00	$1,019.79	1.02%	$5.12
Income Fund
Actual Fund Return	$1,000.00	$1,038.50	0.80%	$4.05
Hypothetical 5% Return	$1,000.00	$1,020.89	0.80%	$4.02
Balanced Growth Fund†
Actual Fund Return	$1,000.00	$1,016.00	0.14%	$0.70
Hypothetical 5% Return	$1,000.00	$1,024.17	0.14%	$0.70
Balanced Income Fund†
Actual Fund Return	$1,000.00	$1,025.10	0.20%	$1.01
Hypothetical 5% Return	$1,000.00	$1,023.87	0.20%	$1.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
†	Excludes expenses of the underlying affiliated investment companies.

56	New Covenant Funds / Annual Report / June 30, 2016

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

New Covenant Funds (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time or compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indices.

At the March 28-29, 2016 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement (unless operating under an initial two-year term) was either initially approved or, if the Sub-Advisory Agreement was already in effect, renewed at a meeting of the Board during the course of the Trust’s fiscal year. In each case, the Board’s approvals were based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

New Covenant Funds / Annual Report / June 30, 2016	57

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (Concluded)

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indices/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board

58	New Covenant Funds / Annual Report / June 30, 2016

took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

New Covenant Funds / Annual Report / June 30, 2016	59

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a June 30, 2016 taxable year end, this notice is for information purposes only. For shareholders with a June 30, 2016 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2016, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
New Covenant Growth Fund	66.28%	33.72%	100.00%	50.48%	52.25%	0.00%	0.04%	100.00%
New Covenant Income Fund	0.00%	100.00%	100.00%	0.00%	0.00%	12.01%	85.10%	0.00%
New Covenant Balanced Growth Fund	81.22%	18.78%	100.00%	30.25%	31.81%	0.00%	0.00%	100.00%
New Covenant Balanced Income Fund	74.74%	25.26%	100.00%	19.49%	20.40%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of ‘‘Qualifying Dividend Income’’ and is reflected as a percentage of ‘‘Ordinary Income Distributions.’’ It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

(3)	‘‘U.S. Government Interest’’ represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund. Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

60	New Covenant Funds / Annual Report / June 30, 2016

NEW COVENANT FUNDS ANNUAL REPORT JUNE 30, 2016

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Arthur Ramanjulu

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

NCF-F-001 (06/16)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2015 and 2014 as follows:

		Fiscal 2016			Fiscal 2015
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$66,000	N/A	$0	$66,000	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(3)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$240,350	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2016	Fiscal 2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2015 and 2014 were $240,350 and $240,350, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax compliance and consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

(a) The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on February 22, 2012, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 2, 2016

By	/s/ Arthur Ramanjulu
Arthur Ramanjulu
Controller & CFO

Date: September 2, 2016